                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SCP Pool Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                             SCP POOL CORPORATION
                            109 NORTHPARK BOULEVARD
                        COVINGTON, LOUISIANA 70433-5001

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of SCP Pool Corporation (the "Company"), which will be held on Wednesday, May 13, 1998, at 9:00 a.m., local time, at the Company's corporate offices located at 109 Northpark Blvd., Covington, Louisiana 70433.

  The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Company are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

  It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely,

                                          LOGO
                                          Wilson B. Sexton
                                          Chairman and Director

                             SCP POOL CORPORATION
                            109 NORTHPARK BOULEVARD
                        COVINGTON, LOUISIANA 70433-5001

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of SCP Pool Corporation (the "Company") will be held on Wednesday, May 13, 1998, at 9:00 a.m., local time, at the Company's corporate offices located at 109 Northpark Blvd., Covington, Louisiana 70433 to consider and take action with respect to the following matters:

    1. The election of six directors to hold office for a term of one year or until their successors have been elected and qualified;

    2. The approval of the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000

    3. The approval of the SCP Pool Corporation 1998 Stock Option Plan;

    4. The approval of the SCP Pool Corporation Employee Stock Purchase
  Plan;

    5. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

    6. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  Holders of record of the Company's Common Stock at the close of business on April 1, 1998 are entitled to receive notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's principal executive offices, 109 Northpark Boulevard, Covington, Louisiana 70433-5001, and at the location of the meeting set forth above, in each case for a period of 10 days prior to the meeting.

                                          By Order of the Board of Directors

                                          LOGO
                                          Wilson B.
                                           Sexton
                                          Chairman and Director

April 8, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED OR BY DELIVERY OF A LATER-DATED PROXY. IN ANY EVENT YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                             SCP POOL CORPORATION
                            109 NORTHPARK BOULEVARD
                        COVINGTON, LOUISIANA 70433-5001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 MAY 13, 1998

                               ----------------

  This proxy statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $0.001 per share (the "Common Stock") of SCP Pool Corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on May 13, 1998 at 9:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The enclosed proxy materials are being mailed in the package with this Proxy Statement on or about April 13, 1998 to holders of record of the Common Stock at the close of business on April 1, 1998.

  If the enclosed Proxy Form is properly signed, dated and returned to the Company, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the six nominees named herein as directors; FOR the approval of the Restated Certificate of Incorporation (as defined below); FOR the approval of the 1998 Stock Option Plan (as defined below); FOR the approval of the Employee Stock Purchase Plan (as defined below); and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1998 fiscal year. The Company's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Company's management.

  Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy any time before it is voted by written notice to the Secretary of the Company prior to the Annual Meeting at the Company's principal executive offices at the address above or by submission of a later-dated proxy.

  Each outstanding share of Common Stock entitles the holder thereof to one vote on each matter to come before the Annual Meeting. As of March 16, 1998, there were 7,744,970 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Under Delaware law, abstentions are treated as present and entitled to vote, and therefore will be counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non-votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's by-laws provide that the size of the Board shall be fixed from time to time by resolution of the Board and that vacancies on the Board may be filled by the remaining directors. The Board size is currently fixed at six directors.

  The Board currently consists of Wilson B. Sexton, Frank J. St. Romain, Andrew W. Code, Peter M. Gotsch, Dominick DeMichele and Robert C. Sledd. Each director elected at an annual meeting of stockholders is elected to serve for a one-year term or until a successor is duly elected.

  Wilson B. Sexton, Frank J. St. Romain, Andrew W. Code, Peter M. Gotsch, Dominick DeMichele and Robert C. Sledd have been nominated for re-election at the Annual Meeting. The Company has no reason to believe that the nominees named herein will be unavailable to serve as directors. However, if the nominees for any reason are unable to serve or for good cause will not serve, the proxy may be voted for such substitute persons as the nominees appointed in the proxy may in their discretion determine.

  Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. There is no cumulative voting as to any matter, including the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL 2

             ADOPTION OF THE RESTATED CERTIFICATE OF INCORPORATION

  In March 1998, the Board of Directors approved an amendment and restatement of the Company's current charter and directed that such amendment and restatement be submitted to the Company's stockholders for adoption at the Annual Meeting. The charter amendment increases the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 (as so amended, the "Restated Certificate"). The full text of the Restated Certificate appears as Appendix A to this Proxy Statement.

  The Company is presently authorized to issue 10,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), and 100,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"). As of March 16, 1998, there were 7,744,970 shares of Common Stock issued and outstanding, 870,803 shares of Common Stock reserved for issuance under the Company's stock option plans, and no shares of Preferred Stock issued and outstanding. The Restated Certificate increases the authorized number of shares of Common Stock from 10,000,000 to 20,000,000.

  Upon issuance, any additional shares of Common Stock will have voting and other rights identical to the existing shares of Common Stock. Nonetheless, the availability of additional shares of Common Stock may make it more difficult for a third party to gain control of the Company by diluting the ownership of such party. The effect of rendering a change in control more difficult may be to adversely impact stockholders who wish to participate in such a transaction. The Board is not aware, however, of any particular effort to gain control of the Company. Cumulative voting is not provided for in the current charter, the Restated Certificate or the Company's bylaws.

  The Board recommends that the Restated Certificate be adopted because it believes that the number of shares of Common Stock available for issuance does not provide the Company with adequate flexibility to meet future business opportunities, including possible stock splits or other transactions, such as mergers or acquisitions. The pool supply industry is currently in a period of consolidation, and the Company examines acquisition and other growth opportunities when and as they arise. The Company may in the future engage in transactions that require the issuance of shares of the Company's Common Stock. Depending on the size of any such transaction, stockholders may or may not have the right to vote with respect to the transaction and any issuance of Common Stock in connection therewith.

  An affirmative vote of a majority of the shares outstanding is required for approval of adoption of the Restated Certificate.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTATED CERTIFICATE.

PROPOSAL 3

          APPROVAL OF THE SCP POOL CORPORATION 1998 STOCK OPTION PLAN

  In March 1998, the Board of Directors, upon the recommendation of the Compensation Committee, approved the SCP Pool Corporation 1998 Stock Option Plan ("1998 Stock Option Plan") and directed that the Stock Option Plan be submitted to the stockholders for approval at the Annual Meeting. If the 1998 Stock Option Plan is approved, shares of Common Stock reserved for issuance under the SCP Pool Corporation 1995 Stock Option Plan ("1995 Stock Option Plan") as to which options have not yet been granted shall instead be reserved and issued under the 1998 Stock Option Plan. The 1998 Stock Option Plan appears as Appendix B to this Proxy Statement. The summary of the 1998 Stock Option Plan that appears below is qualified by reference to the full text of the 1998 Stock Option Plan.

 Securities Subject to the 1998 Stock Option Plan

  The 1998 Stock Option Plan provides for grants of stock options, stock appreciation rights ("SARs") in tandem with options, restricted stock, performance awards and any combination of the foregoing to certain directors, officers and key employees of the Company and its subsidiaries. A total of 750,000 shares of Common Stock will be available for issuance pursuant to the 1998 Stock Option Plan. Included in such total are 221,452 shares of Common Stock originally reserved for issuance under the SCP Pool Corporation 1995 Stock Option Plan and with respect to which no options have been granted. Upon approval of the 1998 Stock Option Plan, a reservation of 528,548 shares of Common Stock shall be made for issuance under the 1998 Stock Option Plan.

 Administration

  The 1998 Stock Option Plan will be administered by the Compensation Committee. As grants to be awarded under the 1998 Stock Option Plan will be made entirely in the discretion of the Compensation Committee, the recipients, amounts and values of future benefits to be received pursuant to the 1998 Stock Option Plan are not determinable. Recent grants under the 1995 Stock Option Plan has been as follows: in February 1998 the Company granted options to purchase an aggregate of 74,000 shares of Common Stock to 74 employees. All of such options have an exercise price of $20.25 per share, and all of such options are exercisable two years from the date of grant. In February 1998, the Company also granted options to purchase 15,000 shares under the 1995 Stock Option Plan to each of Frank J. St. Romain and Wilson B. Sexton. Such options are immediately exerciseable and have an exercise price of $20.25 a share.

 Options

  Pursuant to the 1998 Stock Option Plan, the Compensation Committee may award grants of incentive stock options conforming to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive options"), and other stock options ("non-qualified options"), subject to a maximum award of 70,000 options or SARs to any one grantee in any calendar year and to a maximum fair market value of $100,000 of incentive options first exercisable in any calendar year. The exercise price of any option will be determined by the Compensation Committee in its discretion, provided that the exercise price of an incentive option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option, and the exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of the voting power of the Company may not be less than 110% of such fair market value on such date.

  The term of each option will be established by the Compensation Committee, subject to a maximum term of ten years from the date of grant in the case of a non-qualified option or an incentive option and of five years from the date of grant in the case of an incentive option granted to a person who owns stock constituting more than 10% of the voting power of the Company. In addition, the 1998 Stock Option Plan provides that all options generally cease vesting on, and terminate three months after, the date on which a grantee ceases to be a director, officer or employee of the Company or its subsidiaries, although the 1998 Stock Option Plan allows certain exceptions depending upon the circumstances of cessation. In the case of the grantee's death or disability, all of the grantee's options become fully vested and exercisable and remain so for one year after the date of death or disability. In the event of retirement, only the options vested on the date of retirement remain exercisable, for a period of three years after retirement, so long as the grantee does not compete with the Company during such period. Upon termination for cause, all options terminate immediately. In addition, immediately prior to a change in control of the Company, all options become fully vested and exercisable.

 Stock Appreciation Rights, Restricted Stock Awards, and Performance Awards

  The Compensation Committee may grant SARs in tandem with stock options to any optionee pursuant to the 1998 Stock Option Plan. SARs become exercisable only when, to the extent and on the conditions that the related options are exercisable, and they expire at the same time the related options expire. The exercise of an option results in the immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR results in the immediate forfeiture of any related option to the extent the SAR is exercised.

  Upon exercise of an SAR, the grantee will receive an amount in cash and/or shares of Common Stock equal to the difference between the fair market value of a share of Common Stock on the date of exercise and the exercise price of the option to which it relates, multiplied by the number of shares as to which the SAR is exercised.

  Under the 1998 Stock Option Plan, the Compensation Committee may award restricted stock subject to such conditions and restrictions, and for such duration (which shall be at least six months except as otherwise described below), as it determines in its discretion. A grantee will be required to pay the Company at least the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares are treasury shares. Except as otherwise provided by the Compensation Committee, all restrictions on a grantee's restricted stock will lapse immediately prior to a change in control of the Company or at such time as the grantee ceases to be a director, officer or employee of the Company and its subsidiaries due to death, disability or retirement. If a grantee ceases to serve as such a director, office or employee for any other reason, all his or her restricted stock as to which the applicable restrictions have not lapsed will be forfeited immediately.

  Pursuant to the 1998 Stock Option Plan, the Compensation Committee may grant performance awards contingent upon achievement of set goals and objectives with respect to specified performance criteria. Performance awards may include specific dollar-value target awards, performance units, the value of which is established by the Compensation Committee at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of Common Stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria.

  The terms and conditions of each award made under the 1998 Stock Option Plan, including vesting requirements, will be set forth consistent with the 1998 Stock Option Plan in a written agreement with the grantee. Unless the Compensation Committee determines otherwise, no award under the 1998 Stock Option Plan may vest and become exercisable within six months of the date of grant; provided that all awards vest immediately prior to a change in control of the Company and in certain other circumstances upon a participant's termination of employment or performance of services for the Company as described above.

 Sales of Common Stock

  The Company will file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register the Common Stock to be issued under the 1998 Stock Option Plan. Persons who are "affiliates" of the Company (i.e., persons who are deemed to control the Company, directly or indirectly) may resell Common Stock acquired under the 1998 Stock Option Plan that has not been registered under the Securities Act only by complying with the requirements and limitations of Rule 144 under the Securities Act.

 Transferability

  Unless the Compensation Committee determines otherwise, no award made pursuant to the 1998 Stock Option Plan will be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each award may be exercised only by the grantee or his or her guardian or legal representative.

 Amendment and Termination

  The Board may amend or terminate the 1998 Stock Option Plan in its discretion, except that no amendment will become effective without prior approval of the Company's stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of
Section 162(m) of the Code or any stock exchange listing requirements. If not previously terminated by the Board, the 1998 Stock Option Plan will terminate on April 1, 2008.

 Federal Income Tax Consequences

  The following discussion is intended only as a brief summary of the federal income tax rules relevant to options or shares issued under the 1998 Stock Option Plan, as based upon the Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to the tax consequences associated with stock options. Moreover, the following summary relates only to grantees' federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

  Non-Qualified Options. A grantee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of a non-qualified option. Upon the exercise of a non-qualified option, the grantee recognizes compensation taxable as ordinary income (subject to wage and employment tax withholding), equal to the excess of the fair market value of the Common Stock acquired over the option exercise price. However, in the case of a person subject to the short swing trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, whose grant is exempted from matching thereunder pursuant to the six-month holding provision of Rule 16b-3(d)(3) (a "16b-3(d)(3) Person"), income is recognized, and such excess is determined by using the fair market value on the later of the date of exercise or the date six months after the option grant date unless such grantee elects to be taxed based on the fair market value of the Common Stock on the date of exercise by filing an election with the Internal Revenue Service within 30 days after the exercise date to recognize income on the exercise date (a "Section 83(b) Election"). A grantee's basis in the stock received is equal to such stock's fair market value on the date of exercise (or on the date six months after the option grant date, if later, in the case on a grantee who is a 16b-3(d)(3) Person and who makes no such Section 83(b) Election). The Company is entitled to a deduction equal to the compensation taxable to the grantee.

  If a grantee sells Common Stock acquired pursuant to the exercise of a non-qualified option, such grantee will recognize capital gain or loss equal to the difference between the selling price of the stock and the grantee's basis in the stock. Such capital gain or loss is long-term if the grantee has held the stock more than 18 months, mid-term if the grantee has held the stock more than one year but less than 18 months and short-term if the grantee has held the stock one year or less. In the case of a grantee who is a 16b-3(d)(3) Person and who does not make a Section 83(b) Election the holding period for purposes of determining whether capital gain or loss is long-term, mid-term or short-term begins on the later of the exercise date or the date six months after the option grant date. The Company is not entitled to any deduction with respect to any capital gain recognized by the grantee.

  Incentive Options. An optionee does not recognize taxable income on the grant or exercise of an incentive option. However, the excess of the stock's fair market value on the exercise date (the fair market value on the exercise date or six months after the option grant date, whichever is later, is likely to govern in the case of a 16b-3(d)(3) Person) over the option exercise price will be included in the grantee's alternative minimum taxable income and thereby may subject the grantee to an alternative minimum tax. Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive option (i) more than one year after the date of exercise, and
(ii) more than two years after the grant date (the "Required Holding Periods"), the grantee recognizes long-term or mid-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an incentive option, or a disposition of stock received upon the exercise of an incentive option after the Required Holding Periods have been satisfied.

  If a grantee disposes of the shares of Common Stock acquired pursuant to the exercise of an incentive option before the expiration of the Required Holding Periods (a "Disqualifying Disposition"), the difference between the exercise price of such shares and the lesser of (i) the fair market value of such shares upon the date of exercise (the fair market value on the exercise date or six months after the option grant date, whichever is later, is likely to govern in the case of a 16b-3(d)(3) Person) or (ii) the selling price, will constitute compensation taxable to the grantee as ordinary income. The Company is allowed a corresponding tax deduction equal to the amount of compensation taxable to the grantee. If the selling price of the stock exceeds the fair market value on the exercise date (or six months after the option grant date, if later, in the case of a 16b-3(d)(3) Person), the excess will be taxable to the grantee as capital gain (long-term, mid-term or short-term, depending upon the grantee's holding period for the stock). The Company is not allowed a deduction with respect to any such capital gain recognized by the grantee.

  Use of Shares to Pay Option Price. If a grantee delivers previously acquired shares of Common Stock, however acquired, in payment of all or any part of the exercise price of a non-qualified option, the grantee will not, as a result of such delivery, be required to recognize as taxable income or loss any appreciation or depreciation in the value of the previously acquired shares after their acquisition date. The grantee's tax basis in, and holding period for, the previously acquired shares surrendered carries over to an equal number of the option shares received on a share-for-share basis. The fair market value of the shares received in excess of the shares surrendered constitutes compensation taxable to the grantee as ordinary income (reduced by any portion of the option price paid other than by delivering previously acquired shares.) Such income is recognized and such fair market value is determined on the date of exercise, except in the case of 16b-3(d)(3) Persons as discussed above. The tax basis for such shares is equal to their fair market value as so determined, and such shares' holding period begins on the date on which the fair market value of such shares is determined. The Company is entitled to a tax deduction equal to the compensation recognized by the grantee.

  If a grantee delivers previously acquired Common Stock (other than stock acquired upon exercise of an incentive option and not held for the Required Holding Periods) in payment of all or part of the option price of an incentive option, the grantee will not be required to recognize as taxable income or loss any appreciation or depreciation in the value of the previously acquired Common Stock after its acquisition date. The grantee's tax basis in, and holding period (for capital gain, but not Disqualifying Disposition, purposes) for the previously acquired stock surrendered carries over to an equal number of the option shares received on a share-for-share basis. Shares received in excess of the shares surrendered have a tax basis equal to the amount paid (if any) in excess of the previously acquired shares used to pay the exercise price, and such shares' holding period will begin on the date of exercise (with the possible exception of 16b-3(d)(3) Persons). Proposed regulations provide that when an incentive option is exercised using previously acquired stock, a later Disqualifying Disposition of the shares received will be deemed to have been a disposition of the shares having the lowest basis first.

  If a grantee pays the exercise price of an incentive option in whole or in part with previously acquired Common Stock that was acquired upon the exercise of an incentive option and that has not been held for the Required Holding Periods, the grantee will recognize ordinary income (but not capital gain) under the rules applicable to Disqualifying Dispositions. The Company will be entitled to a corresponding deduction. The grantee's basis in the shares received in exchange for the shares surrendered will be increased by the amount of ordinary income the grantee recognizes.

  SARs. A grantee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of an SAR. Upon the exercise of an SAR, the grantee recognizes compensation, taxed as ordinary income, in the amount equal to the cash received or the fair market value of the shares of Common Stock received. The Company is entitled to a deduction equal to the compensation taxable to the grantee. The grantee's basis in any shares of Common Stock received is the fair market value of the shares on the date of exercise of the SAR.

  Restricted Stock. A grantee does not recognize any taxable income, and the Company is not entitled to a deduction, upon the grant of restricted stock unless the grantee makes a Section 83(b) Election. Upon lapse of the restrictions on the stock, the grantee recognizes compensation, taxed as ordinary income, in the amount equal to the fair market value of the restricted stock on the date the restrictions lapse. The Company is entitled to a deduction equal to the compensation taxable to the grantee. The grantee's basis in the restricted stock is the amount paid for the stock (if any) plus the amount taxable as ordinary income to the grantee as a result of the lapse of the restrictions. Any gain or loss recognized on the disposition of the stock is a capital gain or loss.

  If a Section 83(b) Election is made, the grantee recognizes compensation, taxable as ordinary income, in an amount equal to the fair market value of the restricted stock on the date of grant (determined without regard to the restrictions) less the amount paid for the stock (if any). The Company is entitled to a deduction equal to the compensation taxable to the grantee. The grantee's basis in the restricted stock is the amount paid for the stock (if any) plus the amount taxable as ordinary income to the grantee upon receipt of the stock. The grantee does not recognize any taxable income upon the lapse of the restrictions. Any gain or loss recognized on the disposition of the stock is a capital gain or loss.

  One Million Dollar Compensation Limit. If an employee's total compensation from the Company (including compensation related to options) exceeds $1,000,000 in any given year, such compensation in excess of $1,000,000 may not be tax deductible by the Company under Code Section 162(m). Affected employees are generally the Company's Chief Executive Officer and four other most highly compensated executive officers at the end of the Company's taxable year. Excluded from the calculation of total compensation for this purpose is compensation that is "performance-based" within the meaning of Code Section 162(m). The Company intends that compensation realized upon the exercise of an option or SAR granted under the 1998 Stock Option Plan be regarded as "performance-based" under Code Section 162(m) and that such compensation be deductible without regard to the limits of Code Section 162(m).

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

PROPOSAL 4

                 APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

  In March 1998, the Board of Directors, upon the recommendation of the Compensation Committee, approved the Employee Stock Purchase Plan ("Employee Stock Purchase Plan" or "Plan") and directed that the Employee Stock Purchase Plan be submitted to the stockholders for approval at the Annual Meeting. The full text of the Employee Stock Purchase Plan appears as Appendix C to this Proxy Statement. The summary of the Employee Stock Purchase Plan that appears below is qualified by reference to the full text of the Employee Stock Purchase Plan. Unless otherwise stated, references to the "Company" in the following summary of the Plan include subsidiaries of the Company.

  The purpose of the Employee Stock Purchase Plan is to promote the long-term growth and profitability of the Company by (i) providing an opportunity for eligible employees to become shareholders in the Company with incentives to maximize stockholder value and (ii) enabling the Company to attract, retain and reward the best available employees.

 Plan Periods

  The Plan shall be administered during two six-month plan periods per calendar year. The plan periods cover the months January through June and July through December. Eligible employees will elect before each plan period whether to participate in that period.

 Eligible Employees

  Each employee of the Company and its subsidiaries will be eligible to participate in the Plan if at the start of each six-month plan period such employee (i) has been employed by the Company for a continuous period of at least twelve (12) months and (ii) regularly works at least 1,000 hours during the calendar year. No employee who is a five-percent shareholder of the Company shall be eligible to participate in the Plan. Only employees shall be able to purchase stock of the Company under the Plan.

  If the stock of another corporation is acquired by the Company so that the acquired corporation becomes a subsidiary, or if a subsidiary is created, the employees of such subsidiary will become eligible to participate in the Plan at the beginning of the next six-month plan period. In the case of an acquisition, credit shall be given to employees of the acquired subsidiary for service with such corporation prior to the acquisition for purposes of satisfying the requirement of twelve (12) months of continuous employment. Notwithstanding the foregoing, the Board of Directors of the Company may by appropriate resolutions (i) provide that the acquired or newly created subsidiary will not participate in the Plan, (ii) specify that the acquired or newly created subsidiary will commence participation on a date other than the start of the first plan period after the acquisition or creation of such subsidiary, or (iii) attach any conditions whatsoever (including denial of credit for prior service) to the eligibility of the employees of the acquired or newly created subsidiary.

  The Company and its subsidiaries have approximately 940 employees who may be currently eligible to participate in the Plan. Directors of the Company who are not employees of the Company are not eligible to participate in the Plan.

 Securities Subject to the Plan

  The Employee Stock Purchase Plan provides a mechanism for payroll deductions to be used toward the purchase of Common Stock of the Company at a discount to the market price. A total of 600,000 shares of Common Stock shall be reserved for issuance under the Plan.

 Employee Contributions and Stock Purchases

  Pursuant to the Plan, eligible employees may elect to deduct amounts from their regular pay during a plan period. Amounts deducted must be in whole-dollar denominations and must equal at least twenty-five dollars ($25.00) or greater for each regular payroll period (i.e. $25.00 or more per paycheck). Amounts deducted will be used to purchase Common Stock of the Company on a date immediately following each six-month plan period. In addition to regular payroll deductions, participating employees who have participated in the July through December plan period may elect to make a lump-sum contribution during the last two weeks of the calendar year. Contributions are credited to a "contribution account" kept by the Company in the name of each participant which does not bear interest.

  On a purchase date, the contribution account of each participant shall be used to purchase the maximum number of whole shares of Common Stock determined by dividing the purchase price (which is determined according to the formula set forth under "Purchase Price Formula" below) into the balance of the participant's contribution account. Purchased shares of Common Stock shall be allocated to a "stock account" kept by the Company in the name of each participant. Any money remaining in a participant's contribution account representing a fractional share shall remain in the participant's contribution account to be used in the next plan period along with new contributions in the next plan period. However, if the participant does not enroll for the next plan period, the balance remaining shall be returned to the participant in cash. Shares of Common Stock allocated to a participant's share account shall remain uncertificated until the participant requests the issuance of stock certificates. Employees are restricted from selling or otherwise transferring shares acquired under the Plan within the first six months after purchase.

 Purchase Price Formula

  The purchase price for stock purchases under the Plan shall be, for any six-month plan period, the lesser of: (i) 85% of the closing trading price of the Common Stock on the trading day immediately preceding the purchase date and
(ii) 85% of the average of the closing trading price of the Common Stock on the trading day immediately preceding the purchase date and the closing trading price of the Common Stock on the first day of such plan period. Employees are limited in any calendar year to purchases under the Plan of the lesser of 1,000 shares of Common Stock or such number of shares of Common Stock which has an aggregate fair market value of $25,000.

 Pro Rata Reduction When Plan Limit is Reached

  If the total number of shares of Common Stock to be purchased by all participants on a purchase date exceeds the number of shares of Common Stock remaining authorized for issuance under the Plan, a pro-rata allocation of the shares of Common Stock available for issuance will be made among participants in proportion to their respective contribution account balances on the purchase date, and any money remaining in the contribution accounts shall be returned to the participants.

 Elections to Participate; Changes to Regular Contribution Amount

  An employee may only elect to participate at the beginning of each plan period. A participating employee may not change his or her regular contribution amount except at the beginning of a plan period, but employees will be able to discontinue contributions as described under "Withdrawal from the Plan" below. If at the beginning of a plan period no contribution amount changes are specified by the employee, the employee shall continue to contribute at the same rate as in the preceding plan period.

 Withdrawal from the Plan

  Participating employees may elect to discontinue regular contributions during a plan period. Once an employee elects to discontinue contributions, contributions may begin again only at the start of the next plan period. Any amounts which have been contributed during the plan period will remain in the employee's contribution account and will be used to purchase Common Stock at the end of the plan period unless the employee elects to have the contributions returned. If an employee discontinues contributions or withdraws the amounts contributed to the contribution account during the July-December plan period, he or she will not be eligible to make a lump-sum contribution at the end of the calendar year.

 Amendments to the Plan

  The Board of Directors of the Company may at any time amend the Plan in any respect, including termination of the Plan, without notice to participating employees. If the Plan is terminated, the balance in each participant's contribution account shall be paid to that participant. Without approval of the shareholders of the Company, the Plan may not be amended to: (i) increase the number of shares reserved under the Plan (except pursuant to certain changes in the capital structure of the Company described below), (ii) materially increase the benefits accruing to "statutory insiders," which is defined to mean individuals subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, or any other individual so designated by the Board of Directors of the Company, (iii) change the method of determining the purchase price of the shares or (iv) make participation in the Plan available to any person who is not an "employee" as defined in the Plan. In addition, approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of the Company and with Delaware law prescribing the method and degree of shareholder approval required for reservation and issuance of corporate stock.

 Adjustments for Recapitalization of the Company

  The aggregate number of shares of Common Stock reserved for purchase under the Plan and the calculation of the purchase price may be adjusted in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any such adjustment would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall disregarded and the number of shares available under the Plan shall be the next lower number of shares, rounding all fractions downward.

 Termination of Employment, Death, Retirement and Disability

  Employee whose employment with the Employer is terminated for any reason except death, disability or retirement at or after age 65 will cease being a participant in the Plan immediately. The balance of that employee's contribution account shall be paid to such employee as soon as practical after such employee's termination. If an employee should die while employed by the Company, no further contributions on behalf of the deceased employee shall be made. The legal representative of the deceased employee may elect to withdraw the balance in said employee's contribution account or use the balance accumulated in the deceased employee's contribution account to purchase shares of Common Stock at the end of that plan period. If an employee should retire from the Company at or after attaining age 65, no further contributions on behalf of the retired employee shall be made. The employee may elect to withdraw the balance in his or her contribution account, but if no election to withdraw is made before the end of the plan period, the balance accumulated in the retired employee's contribution account shall be used to purchase shares of Common Stock. If an employee should terminate employment with the Company on account of disability, as determined by reference to the definition of "disability" in the SCP Pool Corporation Savings and Retirement Fund policy, no further contributions on behalf of the disabled employee shall be made. The employee may elect to withdraw the balance in his or her contribution account, but if no election to withdraw is made before the end of the plan period, the balance accumulated in the disabled employee's contribution account shall be used to purchase shares of Common Stock.

 Certain Federal Tax Consequences

  The Plan is intended to qualify for favorable tax treatment under Section 423 of the Code. Pursuant to Code Section 423, participants does not recognize taxable income for the excess of the fair market value of the Common Stock over the purchase price on the date of purchase. Upon disposition of shares purchased pursuant to the Plan, a participant recognizes compensation, taxed as ordinary income, in an amount equal to the excess of (i) the fair market value of the shares at the time of such disposition or the fair market value of the shares on the date of purchase, whichever is lower, over (ii) the purchase price for the shares. If the selling price of the shares exceeds the fair market value on the purchase date, the excess is taxable to the participant as capital gain. Any loss recognized by the participant on the disposition of the shares is treated as a capital loss. Any capital gain or loss recognized on the disposition is long-term if the shares were held for more than 18 months, mid-term if the shares were held for more than one year but less than 18 months or short-term if the shares were held for a year or less. In the case of a 16b-3(d)(3) Person who does not make a Section 83(b) Election, the holding period for purposes of determining whether the capital gain is long-term, mid-term or short-term does not begin until six months after the purchase date. If a participant recognizes compensation income on the disposition of the shares and the shares were held for two years or less, the Company is allowed a corresponding tax deduction equal to the amount of compensation taxable to the participant. If the shares were held for more than two years before disposition, the Company is not entitled to a corresponding deduction.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of Ernst & Young LLP to serve as independent auditors of the Company with respect to the 1998 fiscal year to audit the financial statements of the Company for the fiscal year ending December 31, 1998 and to perform other appropriate accounting services.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent auditors will be considered by the Board of Directors upon recommendation by the Audit Committee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1998.

                                  MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

  The following sets forth certain information concerning the Company's executive officers and directors. Officers of the Company serve at the discretion of the Board of Directors.

  WILSON B. SEXTON                                                      Age: 61

  Mr. Sexton has served as Chairman and a director of both the Company and its wholly owned subsidiary, South Central Pool Supply, Inc. ("SCP Supply"), since December 1993, and served as a consultant to Lake Villa Corporation (formerly known as South Central Pool Supply, Inc.), a Louisiana corporation (the "Predecessor") from 1988 to December 1993. Mr. Sexton served as a director of and held a number of positions with Airwick Industries, Inc. from 1974 to 1980, including President of the Airwick Pool Products division and Vice President of Airwick Industries, Inc. From 1958 to 1974, Mr. Sexton was employed by Seablue Corporation, a swimming pool equipment and supplies manufacturer, where he served as President from 1972 to 1974.

  FRANK J. ST. ROMAIN                                                   Age: 62

  Mr. St. Romain has served as President, Chief Executive Officer and a director of the Company and SCP Supply since December 1993 and held the same positions with the Predecessor since its founding in 1980. Prior to 1980, Mr. St. Romain had 21 years experience in the pool business and held a number of positions with Seablue Corporation and Airwick Pool Products.

  ANDREW W. CODE                                                        Age: 39

  Mr. Code has served as a director of the Company since December 1993, and served as a Vice President of the Company and SCP Supply from December 1993 to May 1995. Mr. Code has, since August 1988, been a general partner of CHS Management Limited Partnership ("CHS Management"), the general partner of Code, Hennessy & Simmons Limited Partnership ("CHS"). Mr. Code was a Vice President of Citicorp, a commercial bank, from 1986 until August 1988.

  PETER M. GOTSCH                                                       Age: 34

  Mr. Gotsch has served as a director of the Company since December 1993 and served as a Vice President of the Company and SCP Supply from December 1993 to May 1995. Mr. Gotsch has been a Partner of Code, Hennessy & Simmons, LLC, an affiliate of CHS, since August 1997, was a Managing Director of

  Code, Hennessy & Simmons, Inc., an affiliate of CHS, between January 1996 and August 1997, was a Vice President of CHS Management from June 1994 to December 1995 and was an Associate of CHS Management from July 1989 to June 1994. From 1987 to July 1989, he was a Corporate Banking Officer at The First National Bank of Chicago, N.A., a commercial bank.

  DOMINICK DEMICHELE                                                    Age: 45

  Mr. DeMichele has served as a director of the Company since January 1996. Mr. DeMichele has served as Chief Executive Officer of Cookson Specialty Molding Sector (a division of Cookson Group plc.) since February 1994, and served as President of Loudon Plastics, Inc. ("Loudon") and Pacific Industries, Inc. ("Pacific") (divisions of Cookson Group plc.) from 1991 to 1995. Mr. DeMichele is a director of Loudon, Pacific and South Pacific Vinyl, Inc., all of which are divisions of Cookson Group plc.

  ROBERT C. SLEDD                                                        Age 45

  Mr. Sledd has served as a director of the Company since March 1996. Mr. Sledd has served as Chairman of the Board of Directors of Performance Food Group Company ("PFG") since February 1995, and has served as a director and as Chief Executive Officer of PFG since 1987. Mr. Sledd served as President of PFG from 1987 to February 1995. He served as President and Chief Executive Officer of Taylor & Sledd Industries, Inc., a predecessor of PFG, from 1984 to 1987.

  RICHARD P. POLIZZOTTO                                                 Age: 56

  Mr. Polizzotto has served as Vice President-Operations of the Company since May 1995, and has served as Vice President of SCP Supply since December 1993. He served as Vice President of Operations of the Predecessor from June 1992 until December 1993. From 1986 until 1992, he served as Vice President of KSG Industries, Inc., an auto parts distributor. Prior to 1986, Mr. Polizzotto held a number of positions with Airwick Industries, Inc. and Airwick Pool Products, and served as President of Heldor Industries, Inc., a pool supply distributor.

  CRAIG K. HUBBARD                                                      Age: 46

  Mr. Hubbard has served as Chief Financial Officer, Treasurer and Secretary of the Company and SCP Supply since February 1997. From December 1993 until February 1997, he served as Controller of SCP Supply, and held the same position with the Predecessor since September 1991. From 1985 until 1991, he served as Controller of Alerion Bank.

  A. DAVID COOK                                                         Age: 42

  Mr. Cook has served as Vice President-Sales and Development of the Company and SCP Supply since February 1997. From December 1993 until February 1997, he served as the Director of National Sales Development of SCP Supply, and held the same position with the Predecessor since August 1993. He served as a regional manager of the Predecessor from May 1992 until August 1993. From 1988 until May 1992, he served as a branch manager of the Predecessor.

  JOHN M. MURPHY                                                        Age: 37

  Mr. Murphy has served as Vice President-Marketing of the Company and SCP Supply since February 1997. From December 1993 until February 1997, he served as the Director of Marketing of SCP Supply, and held the same position with the Predecessor since 1988.

INFORMATION ABOUT THE BOARD OF DIRECTORS

  The Board of Directors met seven times during 1997. The Board of Directors has standing Audit and Compensation Committees. Each director attended 75% or more of the meetings of the Board of Directors and any committees on which such director served during 1997.

  Audit Committee. During 1997, the Audit Committee of the Board of Directors was composed of three directors (Messrs. Gotsch, DeMichele and Sledd). The Audit Committee met once during 1997. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors, and reviews such audit results.

  Compensation Committee. Since March, 1997, the Compensation Committee was composed of three directors (Messrs. Code, Gotsch and Sledd). In January and February 1997, the Compensation Committee was composed of Messrs. Code, Gotsch and DeMichele. The Compensation Committee met once during 1997. The Compensation Committee makes recommendations to the Board regarding the compensation of officers of the Company, awards under the Company's compensation and benefit plans and compensation policies and practices.

  The Company does not have a nominating committee.

DIRECTOR COMPENSATION

  Non-employee directors of the Company receive (i) an annual retainer of $6,000, (ii) $1,000 per board meeting attended, (iii) $500 per committee meeting attended and (iv) $250 per ad-hoc meeting attended. In addition, non-employee directors of the Company receive a consulting fee of $100 per hour for tasks performed outside the scope of their service as directors. Directors who are employees of the Company or its subsidiaries are not entitled to receive any fees for serving as directors, except that all directors are reimbursed for out-of-pocket expenses related to their service as directors.

  Under the SCP Pool Corporation 1996 Non-Employee Director Equity Incentive Plan (the "Directors Plan"), each non-employee director was granted an option to purchase 3,750 shares of Common Stock immediately following the May 1997 annual meeting of the Company's stockholders and each non-employee director will be granted options to purchase an additional 3,750 shares immediately following each subsequent annual meeting of the Company's stockholders. Options granted pursuant to the Directors Plan become exercisable one year after grant, subject to certain exceptions. The option price per share of Common Stock under the Directors Plan is equal to 100% of the fair market value of the Common Stock at the date of grant. Each option granted under the Directors Plan is exercisable for ten years after the date of grant. Non-employee directors may elect to receive shares of Common Stock under the Directors Plan in lieu of the cash compensation otherwise payable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that each of its officers, directors and greater than ten-percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1997, with the exception of two statements of change in beneficial ownership on Form 4 for Mr. Cook, each of which was inadvertently filed late.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 16, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and Named Executive Officer (as hereafter defined) of the Company, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated below, to the knowledge of the Company, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by it or him as set forth opposite its or his name. Unless otherwise indicated, the business address of each person is the Company's corporate address.

                                                                       PERCENT
                                                             NUMBER OF    OF
NAME OF BENEFICIAL OWNER                                     SHARES(1) CLASS(2)
------------------------                                     --------- --------
Code, Hennessy & Simmons Limited Partnership (3)............   913,586  11.8%
Andrew W. Code (4)(5).......................................   940,736  12.1%
Daniel J. Hennessy (4)(6)...................................   915,536  11.8%
Brian P. Simmons (4)(7).....................................   951,086  12.3%
St. Denis J. Villere & Company (8)..........................   916,367  11.8%
Wellington Management Company, LLP (9)......................   586,750   7.6%
Warburg, Pincus Asset Management, Inc. (10).................   415,200   5.4%
Wilson B. Sexton (11).......................................   203,035   2.6%
Frank J. St. Romain (12)....................................   111,562   1.4%
Craig K. Hubbard (13).......................................    10,651      *
Richard P. Polizzotto (14)..................................    47,207      *
A. David Cook (15)..........................................    12,000      *
John M. Murphy (16).........................................    40,158      *
Peter M. Gotsch (17)........................................    13,975      *
Dominick DeMichele (18).....................................    20,985      *
Robert C. Sledd (19)........................................    12,000      *
All executive officers and directors as a group (10
  persons).................................................. 1,412,309  17.7%

--------
 (1) Includes shares of Common Stock subject to options which are exercisable within 60 days of March 16, 1998 and shares of Common Stock issuable upon conversion of the Company's Convertible Subordinated Promissory Notes due December 31, 2002 (the "Convertible Notes").
 (2) Shares of Common Stock subject to options which are exercisable within 60 days of March 16, 1998 and shares of Common Stock issuable upon conversion of the Convertible Notes are considered outstanding for the purpose of determining the percent of the class held by the holder of such options or notes, but not for the purpose of computing the percentage held by others. Percentages less than one percent are denoted by an asterisk.
 (3) The business address of CHS is 10 South Wacker Drive, Suite 3175, Chicago, Illinois 60606.
 (4) 913,586 of such shares are held of record by CHS. Messrs. Code, Hennessy and Simmons are general partners of the general partner of CHS and share investment and voting power with respect to the securities owned by CHS. Each of Messrs. Code, Hennessy and Simmons disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The business address of each such person is c/o CHS, 10 South Wacker Drive, Suite 3175, Chicago, Illinois 60606.
 (5) 15,000 of such shares are held directly by a charitable foundation of which Mr. Code is a director, president, and the sole member, and as a result, Mr. Code may be deemed to have voting and dispositive power with respect to such shares, although neither Mr. Code nor any members of his immediate family have any pecuniary interest in such shares. 900 of such shares are held by Mr. Code as custodian for his minor children under the Uniform Gifts to Minors Act. Also includes options to purchase 11,250 shares issued to Mr. Code pursuant to the Directors Plan.

 (6) 1,500 of such shares are held by minor children of Mr. Hennessy, and Mr. Hennessy disclaims beneficial ownership of such shares. 450 of such shares are held by Mr. Hennessy and his spouse as joint tenants.
 (7) 37,500 of such shares are held by Mr. Simmons and his spouse as joint tenants.
 (8) Based upon such holder's Schedule 13G filed with the Securities and Exchange Commission on January 23, 1998. St. Denis J. Villere & Company holds shared power to vote or direct the vote and shared power to dispose of or direct the disposition of such shares. The business address of such holder is 210 Baronne Street, Suite 808, New Orleans, LA 70112.
 (9) Based upon such holder's Schedule 13G filed with the Securities and Exchange Commission on February 9, 1998. Wellington Management Company, LLC, serves as investment adviser to certain clients, none of which individually owns more than 5% of the Common Stock of the Company. Wellington Management Company, LLC holds shared power to vote or direct the vote of 223,500 of such shares, and shared power to dispose or to direct the disposition of 586,750 of such shares. The business address of such holder is 75 State Street, Boston, Massachusetts, 02109.
(10) Based upon such holder's Schedule 13G filed with the Securities and Exchange Commission on January 20, 1998. Warburg Pincus Asset Management, Inc. serves as investment adviser to certain clients, none of which individually own more than 5% of the Common Stock of the Company. Warburg Pincus Asset Management, Inc. holds sole power to vote or direct the vote of 167,150 of such shares, shared power to vote or direct the vote of 248,050 of such shares and shared power to dispose or direct the disposition of 415,200 of such shares. The business address of such holder is 466 Lexington Avenue, New York, NY 10017.
(11) Includes 31,246 shares issuable upon conversion of the Convertible Note held of record by Mr. Sexton and options to purchase 60,000 shares issued to Mr. Sexton pursuant to the Plan.
(12)Includes options to purchase 60,000 shares issued to Mr. St. Romain pursuant to the Plan.
(13)Includes options to purchase 9,601 shares issued to Mr. Hubbard pursuant to the Plan.
(14) Includes 8,928 shares issuable upon conversion of the Convertible Note held of record by Mr. Polizzotto and options to purchase 10,996 shares issued to Mr. Polizzotto pursuant to the Plan.
(15) Includes options to purchase 4,875 shares issued to Mr. Cook pursuant to the Plan.
(16) Includes 8,928 shares issuable upon conversion of the Convertible Note held of record by Mr. Murphy and options to purchase 5,250 shares issued to Mr. Murphy pursuant to the Plan.
(17) Includes options to purchase 11,250 shares issued to Mr. Gotsch pursuant to the Directors Plan. Mr. Gotsch is a Partner of an affiliate of CHS but does not share investment or voting discretion with respect to the securities held by CHS.
(18) Includes options to purchase 11,250 shares issued to Mr. DeMichele pursuant to the Directors Plan.
(19) Includes options to purchase 11,250 shares issued to Mr. Sledd pursuant to the Directors Plan.

                            EXECUTIVE COMPENSATION

  The following tables summarizes the compensation paid to the Company's chief executive officer and four other most highly compensated executive officers (collectively, the "Named Executive Officers") during the year ended December 31, 1997. All figures relating to shares of Common Stock of the Company are adjusted to give effect to the three-for-two stock split effected in September 1997.

                          SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION          LONG TERM COMPENSATION
                               ---------------------------- -------------------------------
                                                                    AWARDS          PAYOUTS
                                                            ----------------------- -------
                                                  OTHER                 SECURITIES          ALL OTHER
                                                  ANNUAL    RESTRICTED  UNDERLYING   LTIP    COMPEN-
  NAME AND PRINCIPAL    FISCAL SALARY   BONUS  COMPENSATION   STOCK    OPTIONS/SARS PAYOUTS  SATION
       POSITION          YEAR    ($)     ($)      ($)(1)    AWARDS ($)     (#)        ($)      ($)
  ------------------    ------ ------- ------- ------------ ---------- ------------ ------- ---------
Frank J. St. Romain
 (2)...................  1997  204,768 204,768     --          --         22,500      --     12,554
 President and Chief     1996  192,938 192,938     --          --         22,500      --     11,589
 Executive Officer       1995  183,750 183,750     --          --            --       --     11,525
Wilson B. Sexton (3)...  1997  204,768 204,768     --          --         22,500      --     12,554
 Chairman                1996  192,938 192,938     --          --         22,500      --     11,589
                         1995  183,750 183,750     --          --            --       --     11,525
Arthur David Cook (4)..  1997  104,712  60,000     --          --          4,500      --      9,844
 Vice President-Sales
  and                    1996   90,000  60,000     --          --          4,875      --      7,362
 Development             1995   77,000  35,000     --          --          6,121      --      7,723
John M. Murphy (5).....  1997  104,712  60,000     --          --          5,250      --     10,329
 Vice President-
  Marketing              1996   90,000  60,000     --          --          5,250      --      7,485
                         1995   78,500  45,000     --          --          7,141      --      9,079
Richard P. Polizzotto
 (6)...................  1997  114,942  20,000     --          --          3,750      --     11,526
 Vice President-
  Operations             1996  112,000  20,000     --          --          4,875      --      9,373
                         1995  112,000  30,000     --          --          6,121      --      9,082

--------
(1) Other annual compensation amounts were not reportable in 1997, 1996 and 1995.
(2) For 1997, All Other Compensation reflects a $126 life insurance premium, $10,053 paid under the Company's profit-sharing program and $2,375 contributed under the Company's 401(k) plan. For 1996, All Other Compensation reflects a $126 life insurance premium, $9,088 paid under the Company's profit-sharing program and $2,375 contributed under the Company's 401(k) plan. For 1995, All Other Compensation reflects a $126 life insurance premium, $9,089 paid under the Company's profit-sharing program and $2,310 contributed under the Company's 401(k) plan.
(3) For 1997, All Other Compensation reflects a $126 life insurance premium, $10,053 paid under the Company's profit-sharing program and $2,375 contributed under the Company's 401(k) plan. For 1996, All Other Compensation reflects a $126 life insurance premium, $9,088 paid under the Company's profit-sharing program and $2,375 contributed under the Company's 401(k) plan. For 1995, All Other Compensation reflects a $126 life insurance premium, $9,089 paid under the Company's profit-sharing program and $2,310 contributed under the Company's 401(k) plan.
(4) Mr. Cook became Vice President--Sales and Development in February 1997. For 1997, All Other Compensation reflects a $126 life insurance premium $8,147 paid under the Company's profit-sharing program and $1,571 contributed under the Company's 401(k) plan. For 1996, All Other Compensation reflects a $52 life insurance premium, $5,998 paid under the Company's profit-sharing program and $1,312 contributed under the Company's 401(k) plan. For 1995, All Other Compensation reflects a $52 life insurance premium, $6,536 paid under the Company's profit-sharing program and $1,135 contributed under the Company's 401(k) plan.
(5) Mr. Murphy became Vice President--Marketing in February 1997. For 1997, All Other Compensation reflects a $126 life insurance premium, $8,633 paid under the Company's profit-sharing plan and $1,570 contributed under the Company's 401(k) plan. For 1996, All Other Compensation reflects a $45 life insurance premium, $5,800 paid under the Company's profit-sharing program and $1,640 contributed under the Company's 401(k) plan. For 1995, All Other Compensation reflects a $45 life insurance premium, $7,869 paid under the Company's profit-sharing program and $1,165 contributed under the Company's 401(k) plan.
(6) For 1997, All Other Compensation reflects a $126 life insurance premium, $9,376 paid under the Company's profit-sharing program and $2,024 contributed under the Company's 401(k) plan. For 1996, All Other Compensation reflects a $126 life insurance premium, $7,505 paid under the Company's profit-sharing program and $1,742 contributed under the Company's 401(k) plan. For 1995, All Other Compensation reflects a $126 life insurance premium, $7,505 paid under the Company's profit-sharing program and $1,451 contributed under the Company's 401(k) plan.

  The following table sets forth, for the executive officers of the Company, information regarding stock options granted or exercised during, or held at the end of, 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                          POTENTIAL
                                                                         REALIZABLE
                                                                      VALUE AT ASSUMED
                                                                       ANNUAL RATES OF
                                                                         STOCK PRICE
                                                                      APPRECIATION FOR
                                     INDIVIDUAL GRANTS (1)             OPTION TERM (2)
                          ------------------------------------------- -----------------
                          NUMBER OF
                          SECURITIES
                          UNDERLYING  % OF TOTAL
                           OPTIONS/  OPTIONS/SARS EXERCISE
                             SARS     GRANTED TO  OR BASE
                           GRANTED   EMPLOYEES IN  PRICE   EXPIRATION
NAME                         (#)     FISCAL YEAR   ($/SH)     DATE     5%($)    10%($)
----                      ---------- ------------ -------- ---------- -------- --------
Frank J. St. Romain (3).    22,500       17%       $13.17   12/31/03   119,839  279,038
Wilson B. Sexton (3)....    22,500       17%       $13.17   12/31/03   119,839  279,038
Arthur David Cook (4)...     4,500        3%       $13.17   12/31/03    23,967   55,807
John M. Murphy (4)......     5,250        4%       $13.17   12/31/03    27,962   65,105
Richard P. Polizzotto
 (4)....................     3,750        3%       $13.17   12/31/03    19,973   46,506

--------
(1) In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split or combination or other change in the shares of the Company's Common Stock, the number and type of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to certain restrictions, accelerate or defer the date on which an option becomes exercisable. The above figures reflect the adjustments made to give effect to the three-for-two stock split effected with respect to the Company's Common Stock in September 1997.
(2) Amounts reflect assumed rates of appreciation from the fair market value on the date of grant as set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.
(3) Options were granted and became exercisable on January 14, 1997 pursuant to the SCP Pool Corporation 1995 Stock Option Plan.
(4) Options were granted on January 14, 1997 and become exercisable on January 14, 1999 pursuant to the SCP Pool Corporation 1995 Stock Option Plan. In the event of a sale of the capital stock of the Company with the voting power to elect a majority of the directors or a sale of more than 50% of the Company's total assets (on a consolidated basis), all options become fully vested and exercisable.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-
                                                         OPTIONS/SARS AT FISCAL   THE-MONEY OPTIONS/SARS AT
                                                              YEAR END (#)           FISCAL YEAR END ($)
                         SHARES ACQUIRED VALUE REALIZED ------------------------- -------------------------
NAME                       ON EXERCISE        ($)       EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                     --------------- -------------- ------------------------- -------------------------
Frank J. St. Romain.....        -0-             -0-               45,000/0                  401,250/0
Wilson B. Sexton........        -0-             -0-               45,000/0                  401,250/0
Arthur David Cook.......      6,121          76,945            4,875/4,500                   0/84,656
John M. Murphy..........      7,141          88,576            5,250/5,250                   0/93,625
Richard P. Polizzotto...        -0-             -0-           10,996/3,750              96,832/80,094

EMPLOYMENT AGREEMENTS

  SCP Supply is a party to oral employment agreements with each of Wilson B. Sexton and Frank J. St. Romain. The agreements currently provide, in part, that SCP Supply will pay Messrs. Sexton and St. Romain an annual base salary of $204,768 and an annual cash bonus of up to 100% of base salary to be paid in cash and an amount of stock options determined by the Compensation Committee based on achievement of goals and objectives. In February 1998, Messrs. Sexton and St. Romain were each granted options to purchase 15,000 shares of Common Stock at an exercise price of $20.25. Pursuant to such agreements, each of Messrs. Sexton and St. Romain are entitled to be included in SCP Supply's medical program until Medicare coverage begins (or, if earlier, until terminated for cause or until voluntary termination of employment prior to 1999), and each will receive an automobile allowance of $600 per month.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Since March 1997, Messrs. Code, Gotsch and Sledd served as members of the Company's Compensation Committee. In January and February 1997, Messrs. Code, Gotsch and DeMichele served as members of the Compensation Committee. Mr. Code is a general partner of CHS Management. Mr. Gotsch has been a Partner of Code, Hennessy & Simmons, LLC, an affiliate of CHS, since August 1997, was a Managing Director of Code, Hennessy & Simmons, Inc., an affiliate of CHS, between January 1996 and August 1997, was a Vice President of CHS Management from June 1994 to December 1995 and was an associate of CHS Management from July 1989 to June 1994. Mr. Code and Mr. Gotsch each served as Vice President of the Company from December 1993 until May 1995. See "Certain Relationships and Related Transactions--Transactions with CHS."

  Mr. DeMichele is the Chief Executive Officer of Cookson Specialty Molding Sector (the "Molding Sector"), a division of Cookson Group plc. Mr. DeMichele is also a director of Pacific, the sole stockholder of Bicknell. See "Certain Relationships and Related Transactions--Transactions with the Cookson Specialty Molding Sector."

COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Board of Directors (the "committee") reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Company and develops and administers programs providing stock-based incentives. After consideration of the committee's recommendations, the entire Board reviews and approves the salaries and bonuses and the stock and benefit programs for the Company's executive officers. This committee report documents the components of the Company's executive officer compensation programs and describes the bases upon which compensation will be determined by the committee with respect to the executive officers of the Company.

  This committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  Compensation Philosophy. The compensation philosophy of the Company is to link executive and employee compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company's executive and employee compensation programs are as follows:

    . To establish pay levels that are necessary to retain and attract highly qualified executives in light of the overall competitiveness of the market for high quality executive talent.

    . To recognize superior individual performance, new responsibilities and new positions within the Company.

    . To balance short-term and long-term compensation to complement the Company's annual and long-term business objectives and strategy and encourage executive performance in furtherance of the fulfillment of those objectives.

    . To provide variable compensation opportunities based on the Company's performance.

    .  To encourage stock ownership by executives and other employees.

    . To align executive and employee remuneration with the interests of stockholders.

  Compensation Program Components. The committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

  Base Salary. Base pay levels for Messrs. Sexton and St. Romain are determined pursuant to their employment agreements. See "Executive Compensation--Employment Agreements." The base pay levels for Messrs. Hubbard, Cook, Murphy and Polizzotto are determined by the committee in its discretion based on achievement of goals and objectives determined by it.

  Annual Incentives. Annual bonus formulae for Messrs. Sexton and St. Romain have been negotiated and agreed upon. The bonus formulae include bonuses payable in immediately exerciseable options to purchase Common Stock under the Plan. See "Executive Compensation--Employment Agreements." The annual bonuses for Messrs. Hubbard, Cook, Murphy and Polizzotto are determined by the committee in its discretion based on achievement of goals and objectives determined by it. The Company uses annual bonuses to enhance management's contribution to stockholder returns by offering competitive levels of compensation for the attainment of the Company's financial objectives. In particular, the Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other items.

  Stock Ownership. The committee believes that it can align the interests of stockholders, executives and other employees of the Company by providing those persons who have substantial responsibility over the management and/or growth of the Company with an opportunity to establish a meaningful ownership position in the Company. Pursuant to the Plan, the Company granted stock options to Messrs. Hubbard, Cook, Murphy and Polizzotto in February 1995 and to Messrs. Sexton, St. Romain, Hubbard, Cook, Murphy and Polizzotto in January of 1996 and January of 1997.

  Chairman and Chief Executive Officer Compensation. The base pay level and annual incentive bonus compensation for Mr. Sexton, the Company's Chairman, and Mr. St. Romain, the Company's Chief Executive Officer, are determined in accordance with their employment agreements. In addition to base salary, Messrs. Sexton and Romain are eligible for annual bonuses consisting of up to 100% of base salary to be paid in cash and an amount of stock options determined by the committee based on achievement of goals and objectives set by the committee. Pursuant to their employment agreements, the base salaries of Messrs. Sexton and St. Romain for 1997 were set at $204,768. In addition, in 1997 Messrs. Sexton and St. Romain each received a bonus of 100% of base salary and 22,500 options immediately exercisable for Common Stock at an exercise price of approximately $13.17 per share. In February 1998, Messrs. Sexton and St. Romain were each granted options to purchase 15,000 shares of Common Stock at an exercise price of $20.25.

  Certain Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers, unless, in general, the compensation is paid pursuant to a plan which is performance-based, non-discretionary and has been approved by the Company's stockholders. The Company's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company's ability to attract and retain qualified executives.

  Summary. After its review of all existing programs, the committee believes that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The committee currently believes that the compensation of executive officers and other employees is properly tied to stock appreciation through stock options or stock ownership. The committee believes that executive and employee compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the committee.

                                          COMPENSATION COMMITTEE

                                          Andrew W. Code
                                          Peter M. Gotsch
                                          Robert C. Sledd

                               PERFORMANCE GRAPH

  The following graph compares the performance of the Company's Common Stock with the Nasdaq National Market Composite Index and with the S&P SmallCap 600 Index. The Company has chosen the S&P SmallCap 600 Index for comparison because the Company does not believe that it can reasonably identify a peer group or a published industry or line-of-business index that contains companies in a similar line of business and because the S&P SmallCap 600 Index includes companies of similar capitalization to the Company.

                                     LOGO

                                             10/12/95 12/29/95 12/31/96 12/31/97
                                             -------- -------- -------- --------
SCP Pool Corporation........................   $100     $ 99     $198     $275
S&P SmallCap 600............................   $100     $104     $127     $159
The Nasdaq Stock Market.....................   $100     $102     $125     $154

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

NONCOMPETITION AGREEMENTS

  In connection with the acquisition in 1993 of the Predecessor by CHS (the "SCP Acquisition"), Messrs. Sexton, St. Romain, Polizzotto, Cook and Murphy along with the Predecessor's other shareholders, entered into noncompetition agreements pursuant to which they agreed not to engage in a business substantially similar to that of the Company for a period of five years from the date of the SCP Acquisition.

STOCKHOLDER NOTES

  Six of the Company's current stockholders (all of whom were stockholders of the Predecessor) are holders of the Company's Convertible Subordinated Promissory Notes due December 31, 2002 (the "Convertible Notes") in the aggregate principal amount of $96,250. They received such notes pursuant to the liquidation of the Predecessor following the SCP Acquisition. Such notes were originally issued by the Company to the

Predecessor as consideration pursuant to the SCP Acquisition. In addition, Ronald Hetzner, the formal owner of Orcal Pool Supplies, Inc., is the holder of the Company's Junior Subordinated Promissory Notes due April 10, 1998 (the "Hetzner Notes"), in the original principal amount of $2,650,000, which he received in connection with the Orcal Acquisition. As of March 1, 1998, the principal amount remaining on the Hetzner Notes was $883,333.

  The Convertible Notes bear interest at a rate of 10% per annum and mature on December 31, 2002. The Convertible Notes are subordinated to all amounts outstanding under the Third Amended and Restated Credit Agreement, dated as of December 31, 1997, by and among SCP Supply, LaSalle National Bank, as agent, and various lenders from time to time party thereto (the "Senior Loan Facility") and certain other indebtedness. The Convertible Notes are convertible into the number of shares of Common Stock determined by dividing the principal amount of the note by approximately $0.98, as adjusted for the subdivision or combination of such shares and for the issuance of any Common Stock (or securities converted into or exchangeable for shares of Common Stock) at a price per share less than the conversion price for the Convertible Notes.

  The Hetzner Notes bear interest at a rate of 8% per annum and are payable in three equal annual installments, with the final installment payable on April 10, 1998. The Hetzner Notes are subordinated to all amounts outstanding under the Senior Loan Facility and certain other indebtedness.

TRANSACTIONS WITH CHS

  In connection with the Orcal Acquisition, CHS executed guaranties in favor of Mr. Hetzner pursuant to which CHS agreed to guarantee payment by the Company of the Hetzner Notes.

  The Company has in the past and may in the future pay to CHS certain customary investment banking and financial advisory fees for services rendered by CHS to the Company in connection with acquisitions undertaken by the Company. In connection with the acquisition by SCP Supply of the assets of Bicknell Huston Distributors, Inc. (the "Bicknell Acquisition") on January 1, 1998, SCP Supply paid to CHS a fee of $150,000.

REGISTRATION AGREEMENT

  In connection with the SCP Acquisition in December 1993, the stockholders of the Company at such time (the "Original Stockholders") entered into a Registration Agreement with the Company (the "Registration Agreement"). The Registration Agreement provides for certain demand registration rights to CHS, certain employees of CHS and its affiliates and an additional investor (collectively, the "Investor Stockholders"), and to subsequent holders of the Common Stock acquired by such stockholders in connection with the SCP Acquisition. The demand registration rights began from and after the effective date of the first registration statement filed by the Company in connection with the public offering of its securities. The holders of a majority of the registrable securities held by the Investor Stockholders (and their permitted transferees) are entitled to request four long-form registrations in which the Company pays all registration expenses and an unlimited number of short-form registrations in which the Company pays all registration expenses. Such holders are also entitled to request an unlimited number of long-form registrations in which holders of registrable securities pay their pro rata share of registration expenses. The Company is entitled to postpone a demand registration for up to six months under certain circumstances, and is not required to effect a demand registration within six months of a previous registration in which holders of registrable securities participated without reduction of the number of their included shares.

  The Registration Agreement also provides that, subject to certain limitations, the Original Stockholders (and their permitted transferees) may request inclusion of their shares in a registration of securities by the Company (other than pursuant to the initial public offering of Common Stock or a demand registration). Expenses incurred in connection with the exercise of such piggyback registration rights are borne by the Company.

STOCKHOLDER LEASE AGREEMENTS

  In November 1993, the Company entered into a lease agreement (the "Northpark Lease") with Northpark Alliance, LLC, a limited liability company ("Northpark"), the members of which include Messrs. Sexton and Polizzotto and the St. Romain Children's Trust (a trust established for the benefit of the children of Mr. St. Romain), with respect to a facility at 128 Northpark Boulevard, Covington, Louisiana. The Company used this facility as its corporate headquarters until space constraints forced it to relocate to another Covington, Louisiana facility in October 1996. The Northpark Lease had a term of 15 years, commencing on June 10, 1994, and monthly rental rates ranging from $6,511 to $7,698. The Company believes that such lease reflects a fair market rate as of the date thereof. The Company was still obligated to make lease payments under the Northpark Lease, until Northpark sold the facility in October 1997.

  In November 1991, the Company entered into a lease agreement (the "Trust Lease") with the St. Romain Children's Trust with respect to a service center (the "Trust Facility") in Baton Rouge, Louisiana. The Trust Lease has a term of nine years and one month, commencing on December 1, 1991, and monthly rental rates ranging from $5,053 to $5,360. In March 1997, space constraints forced the Company to relocate its Baton Rouge service center from the Trust Facility to another Baton Rouge facility which it rents pursuant to a lease agreement (the "St. Romain Lease") with Kenneth St. Romain, the regional manager of the Baton Rouge service center and the son of Frank J. St. Romain, President and Chief Executive Officer of the Company. The St. Romain Lease has a term of 5 years, commencing on March 1, 1997, and provides for rental payments of $9,655 per month. The Company is still obligated to make payments under the Trust Lease, although in November 1997 the St. Romain's Children's Trust subleased the Trust Facility for a term equal to the balance of the Trust Lease term at a rental which is over 70% of the rate payable under the Trust Lease. The Company believes that both the Trust Lease and the St. Romain Lease reflect a fair market rate as of the respective dates thereof.

  In connection with the Orcal Acquisition, SCP Supply entered into eight lease agreements with Mr. Hetzner and his affiliates (the "Hetzner Leases"), pursuant to which SCP Supply rents service center facilities in California which are owned by Mr. Hetzner and his affiliates. The Hetzner Leases have initial terms of five years, commencing on February 28, 1995, and monthly rental rates ranging from approximately $3,600 to $8,748. The aggregate monthly rental payment under the Hetzner Leases is approximately $46,260. SCP Supply has an option to renew each such lease for five years at fair market rental rate.

DUAL CHEMICAL FEEDER AGREEMENTS

  The Company pays Mr. Sexton certain royalties in connection with a patented device for the delivery of multiple chemicals into a swimming pool. The aggregate royalties paid to Mr. Sexton in 1997 did not exceed $60,000, and the Company does not expect that the aggregate royalties payable in 1998 will exceed $60,000.

PLEDGE AGREEMENT

  In connection with the SCP Acquisition, the Company loaned Mr. Murphy $125,000 to purchase certain securities (the "Purchased Securities") of the Company. Mr. Murphy pledged the Purchased Securities to the Company to secure the repayment of such loan. As of March 1, 1997, Mr. Murphy repaid such loan in full and the Company released the pledge on all of the Purchased Securities.

TRANSACTIONS WITH THE COOKSON SPECIALITY MOLDING SECTOR

  Mr. DeMichele, a director of the Company, is the Chief Executive Officer of Cookson Specialty Molding Sector (the "Molding Sector"), a division of Cookson Group plc. Mr. DeMichele is also a director of Pacific Industries, Inc. ("Pacific"), a member of the Molding Sector and the sole stockholder of Bicknell Huston Distributors, Inc ("Bicknell"). On January 1, 1998, SCP Supply paid a purchase price of approximately $21,450,000 to Pacific in connection with the Bicknell Acquisition. The purchase price is subject to certain adjustments based on a net working capital formula under the terms of the Bicknell Acquisition. In connection with the Bicknell Acquisition, SCP Supply and Pacific entered into a supply agreement (the "Supply

Agreement") under the terms of which Pacific shall supply SCP Supply with various pool components and related products. The Supply Agreement has a term of eight years, subject to renewal options. The Company believes the Bicknell Acquisition and the Supply Agreement reflect, respectively, the fair market value for the assets of Bicknell and the products and services to be provided pursuant to the Supply Agreement.

  In connection with the purchase of products or services not related to the Bicknell Acquisition, Pacific received approximately $8,790,000 in payments from the Company in 1997. Purchases during 1998 from Pacific will be made pursuant to the terms of the Supply Agreement, and the Company expects such purchases to be significantly in excess of $60,000. The Company believes that the payments made to Pacific reflect the fair market value for the products and services provided.

CERTAIN RELATIONSHIPS

  Kenneth St. Romain is a regional manager for the Company in the Baton Rouge and New Orleans, Louisiana area. In 1997, Mr. St. Romain received approximately $85,000 in salary and bonus, and the Company expects that his salary and bonus for 1998 will equal or exceed the amount paid in 1997. Kenneth St. Romain is the son of Frank J. St. Romain, President and Chief Executive Officer of the Company. Alan Henseler is a regional manager for the Company in the Alabama and northwestern Florida area. In 1997, Mr. Henseler received approximately $82,500 in salary and bonus, and the Company expects that his salary and bonus for 1998 will equal or exceed the amount paid in 1997. Mr. Henseler is the son-in-law of Frank J. St. Romain, President and Chief Executive Officer of the Company. The compensation formula pursuant to which Messrs. St. Romain and Henseler are paid is identical to that by which the Company's other regional managers are paid, and includes a fixed salary and a bonus based on profitability and return on assets of the service centers for which such managers are responsible. The actual amount of compensation paid to each regional manager varies as a result of the application of the bonus formula as well as such manager's seniority and other objective factors.

                   SOLICITATION AND EXPENSES OF SOLICITATION

  The solicitation of proxies will be made initially by mail. The Company's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. Proxies may also be solicited by telephone or mail by Corporate Communications, Inc. which provides investor communications services to the Company throughout the year for an annual fee of approximately $60,000. The Company is not able to estimate what portion of such fee would be attributable to the proxy solicitation. Brokers, dealers, banks, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners of the Common Stock held of record by such persons and will be reimbursed for reasonable out-of-pocket expenses incurred by them in doing so. All expenses of solicitation of proxies will be paid by the Company.

                          ANNUAL REPORT AND FORM 10-K

  Copies of the Company's Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report may obtain one by writing or calling Craig K. Hubbard, SCP Pool Corporation, 109 Northpark Boulevard, Covington, Louisiana 70433-5001, telephone (504) 892-5521.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 1999 ANNUAL MEETING

  Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 1999 Annual Meeting of Stockholders must be mailed to Craig K. Hubbard, SCP Pool Corporation, 109 Northpark Boulevard, Covington, Louisiana 70433-5001, and must have been received by Craig K. Hubbard, on or before December 13, 1998. The Company will consider only proposals meeting the requirements of applicable SEC rules.

                                          The Board of Directors

April 8, 1998

                                                                     APPENDIX A

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                             SCP POOL CORPORATION

                                  ARTICLE ONE

  The name of the Corporation is SCP Pool Corporation.

                                  ARTICLE TWO

  The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

                                 ARTICLE THREE

  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOUR

                           PART A. AUTHORIZED SHARES

  The total number of shares of stock which the Corporation has authority to issue is 20,100,000, consisting of: (i) 100,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), and (ii) 20,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"). All Preferred Stock and Common Stock shall be issued as fully paid and non-assessable shares, and any holder thereof shall not be liable for any further payments in respect thereof.

                            PART B. PREFERRED STOCK

  Section 1. Authorization; Series; Provisions.

  1A. Authorization. The Board of Directors of the Corporation (the "Board of Directors") is authorized, subject to limitations prescribed by law and the provisions of this Article Four, to provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

  1B. Series. The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a resolution or resolutions providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided.

  1C. Provisions. Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Part B to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series:

    (i) the maximum number of shares to constitute such series and the distinctive designation thereof;

    (ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

    (iii) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

    (iv) whether the shares of such series shall be subject to redemption by the Corporation or by the holders thereof and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

    (v) the rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;

    (vi) whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

    (vii) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

    (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

    (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or upon liquidation; and

    (x) any other preference and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article Four.

  Section 2. Series Identical; Rank. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section 1C hereof; and all shares of Preferred Stock shall rank senior to the Common Stock both as to dividends and upon liquidation.

  Section 3. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the

Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.

  Section 4. Voting Rights. Except as shall be otherwise stated and expressed herein or in the resolution or resolutions of the Board of Directors providing for the issue of any series and except as otherwise required by the laws of the State of Delaware, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.

  Section 5. Reacquired Shares. Shares of any Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock, undesignated as to series, unless otherwise provided in the resolution or resolutions of the Board of Directors.

  Section 6. Increase/Decrease in Authorized Shares of a Series. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof outstanding) by resolution or resolutions of the Board of Directors. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued Preferred Stock, undesignated as to series.

                             PART C. COMMON STOCK

  Section 1. Voting. Except as otherwise required by applicable law, the holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the corporation's stockholders.

  Section 2. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis. The rights of the holders of Common Stock to receive dividends are subject to the provisions of the Preferred Stock.

  Section 3. Liquidation. Subject to the provisions of the Preferred Stock, the holders of Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of the Common Stock in any liquidation, dissolution or winding up of the Corporation.

  Section 4. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

  Section 5. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

  Section 6. Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

  Section 7. Amendment and Waiver. No amendment or waiver of any provision of this Section C shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock.

                          PART D. GENERAL PROVISIONS

  Section 1. Nonliquidating Events. A consolidation or merger of the Corporation with or into another corporation or corporations or a sale, whether for cash, shares of stock, securities or properties, or any combination thereof, of all or substantially all of the assets of the Corporation shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article Four.

  Section 2. No Preemptive Rights. No holder of Preferred Stock or Common Stock of the Corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration, or by way of dividend.

                                 ARTICLE FIVE

  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and the directors need not be elected by ballot unless required by the Bylaws of the Corporation. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE SIX

  Section 1. Meetings; Books. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. The Board of Directors shall from time to time decide whether and to what extent and at what times and under what conditions and requirements the accounts and books of the Corporation, or any of them, except the stock book, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any books or documents of the Corporation except as conferred by the laws of the State of Delaware or as authorized by the Board of Directors.

  Section 2. Removal. Directors elected by holders of stock of the Corporation entitled to vote generally in the election of directors may be removed at any time by a majority vote of such stockholders.

                                 ARTICLE SEVEN

  To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Seven shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE EIGHT

  Section 1. Indemnification of Officers, Directors and Employees. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation) (a "Proceeding") by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against expenses (including attorneys' fees), judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment). The indemnification provided by this Article Eight shall not be deemed exclusive of any other rights to which any person may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person. It is expressly understood that, notwithstanding the foregoing, no director, officer or employee shall have any rights under this Article Eight if the Proceeding giving rise to the claim for indemnification hereunder arises as a result of actions or failures to act in any capacity other than those set forth in this Section 1, and, as such, no such person shall have any rights under this Article Eight if the Proceeding giving rise to the claim for indemnification arises as a result of such person's purchase and/or sale of securities of the Corporation (other than on behalf of the Corporation).

  Section 2. Procedure for Indemnification of Directors, Officers and Employees. Any indemnification of a director, officer or employee of the Corporation or advance of expenses under this Article Eight shall be made promptly upon the written request of the director, officer or employee, and in any event within 30 days after such request (or, if a determination as described below is required, within 30 days after such determination has been made or deemed made). If a determination by the Corporation that the director, officer or employee is entitled to indemnification pursuant to this Article Eight is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days after such request (or, if a determination as described above is required, within 30 days after such determination has been made or deemed made), the right to indemnification or advances as granted by this Article Eight shall be enforceable by the director, officer or employee in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

  Section 3. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer or employee of the Corporation or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against any liability asserted against him and incurred by him in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article Eight.

  Section 4. Expenses. Expenses incurred by any person described in this Article Eight in defending a Proceeding shall be paid by the Corporation in advance of such Proceeding's final disposition upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount without interest if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation.

  Section 5. Contract Rights. The provisions of this Article Eight shall be deemed to be a contract between the Corporation and each director, officer or employee who serves in any such capacity at any time, and any repeal or modification of this Article Eight or of any relevant provisions of the General Corporation Law of the State of Delaware or other applicable law shall not affect any rights or obligations then existing with respect to any state of facts or Proceeding then existing.

  Section 6. Merger or Consolidation. For purposes of this Article Eight, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees, so that any person who is or was a director, officer or employee of such a constituent corporation, or is or was serving at the request of such a constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan), shall stand in the same position under this Article Eight with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

  Section 7. Indemnification of Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any agent of the Corporation to the fullest extent of the provisions of this Article Eight with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

                                 ARTICLE NINE

  The Corporation is to have perpetual existence.

                                  ARTICLE TEN

  The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                ARTICLE ELEVEN

  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                                                     APPENDIX B

                             SCP POOL CORPORATION

                            1998 STOCK OPTION PLAN

1. Purpose.

  This plan shall be known as the SCP Pool Corporation 1998 Stock Option Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of SCP Pool Corporation and its Subsidiaries by (i) providing certain directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2. Definitions.

  (a) "Board of Directors" and "Board" mean the board of directors of the Company.

  (b) "Cause" means the occurrence of one of the following events:

    (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

    (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

    (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

    (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

  (c) "Change in Control" means the occurrence of one of the following events:

    (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

    (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

    (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

    (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

  (d) "Code" means the Internal Revenue Code of 1986, as amended.

  (e) "Committee" means the Compensation Committee of the Board, or if no such committee of the Board exists, means the Board. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code.

  (f) "Common Stock" means the Common Stock, par value $.001 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

  (g) "Company" means SCP Pool Corporation, an Delaware corporation, or any corporate successor thereto as contemplated by Section 15.

  (h) "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

  (i) "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (k) "Exempt Person" means any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

  (l) "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the immediately preceding trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

  (m) "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

  (n) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act.

  (o) "Nonqualified Stock Option" means any stock option other than an Incentive Stock Option.

  (p) "Other Company Securities" mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

  (q) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

  (r) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

  The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) modify the terms of grants made under the Plan, (iv) interpret the Plan and grants made thereunder, (v) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

  The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4. Shares Available for the Plan.

  Subject to adjustments as provided in Section 15, an aggregate of 750,000 shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued, or shares which are held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised. In any one calendar year, the Committee shall not grant to any one participant, options or SARs to purchase a number of shares of Common Stock in excess of 70,000.

  Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5. Participation.

  Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and key employees of, and other key individuals performing services for, the Company and its Subsidiaries selected by the Committee (including participants located outside the United

States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of or the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

  Incentive Stock Options or Nonqualified Stock Options, SARs, alone or in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees," as the case may
be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6. Incentive and Nonqualified Options.

  The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

  It is the Company's intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Nonqualified Stock Options.

  (a) Price. The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less that 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code.

  (b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft or money order), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the Shares to be acquired by delivery of the optionee's promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

  In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the share(s) of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

  In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

  (c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part, in the case of a Nonqualified Stock Option or an Incentive Stock Option (other than as described below), more than ten years from the date it is granted or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, if required by the Code, more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has continuously since the date the option was granted, been a director, officer or employee of or performed other services for the Company or a Subsidiary. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

  (d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code) may not exceed $100,000.

  (e) Termination; Change in Control.

    (i) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant's options and SARs shall become fully vested and exercisable and shall remain so for a period of one year from the date of such death or Disability, but in no event after the expiration date of the options or SARs. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code, Incentive Stock Options not exercised by such participant within three months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

    (ii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such three-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within three months after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

    (iii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the participant's options and SARs shall be forfeited immediately upon such cessation, whether or not then exercisable.

    (iv) Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such three-month period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

    (v) If there is a Change in Control of the Company, all of the participant's options and SARs shall become fully vested and exercisable immediately prior to such Change in Control and shall remain so until the expiration date of the options and SARs.

  (f) Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option ("Exercised Options") and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a "Reload Option") for a number of shares of Common Stock equal to the sum (the "Reload Number") of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

7. Stock Appreciation Rights.

  The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify.

  No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

  SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

  Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

  All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

8. Restricted Stock.

  The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

  The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such other amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

  Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9. Performance Awards.

  Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards so granted to a participant and the appropriate period over which performance is to be measured (a "performance cycle"). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or
(iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

  The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

  The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

  The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

  A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

  In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the performance cycle(s) had terminated as of the date of the Change in Control.

10. Withholding Taxes.

  (1) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver shares of Common Stock (or have shares of Common Stock withheld) pursuant to this Section 10(a), only a whole number of shares of Common Stock may be delivered or withheld in payment of the exercise price of options.

  (2) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of the Plan.

11. Written Agreement; Vesting.

  Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8 and 9 in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12. Transferability.

  Unless the Committee determines otherwise, no option, SAR, performance award, or restricted stock granted under the Plan shall be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR, or performance award may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

13. Listing, Registration and Qualification.

  If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out and no Shares may be issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

  It is the intent of the Company that the Plan comply in all respects with
Section 162(m) of the Code, that awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Section 162(m), as the case may be.

14. Transfer of Employee.

  The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15. Adjustments.

  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

  Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in
Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

16. Termination and Modification of the Plan.

  The Board of Directors or the Committee, without approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17. Amendment or Substitution of Awards under the Plan.

  The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in
Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

18. Commencement Date; Termination Date.

  The date of commencement of the Plan shall be April 1, 1998 subject to approval by the shareholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on April 1, 2008; provided that the Board may, prior to such termination, extend the term of the Plan for up to five years for the grant of awards other than Incentive Stock Options. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan.

19. Governing Law.

  The corporate laws of the Company's jurisdiction of incorporation shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Plan shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law provisions.

                                                                     APPENDIX C

                             SCP POOL CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                    GENERAL

  1.1 Establishment of Plan. SCP Pool Corporation, a Delaware corporation (the "Company") with principal offices located in Covington, LA, has adopted the following employee stock purchase plan for its eligible employees, effective on July 1, 1998. This Plan shall be known as the "SCP Pool Corporation Employee Stock Purchase Plan."

  1.2 Purpose. The purpose of this Plan shall be to promote the long-term growth and profitability of the Company and its subsidiaries by: (i) providing an opportunity for eligible employees to become shareholders in the Company with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available employees.

  1.3 Qualification. This Plan is intended to be an employee stock purchase plan which qualifies for favorable Federal income tax treatment under Section 423 of the Code, and the provisions of this Plan should be construed so as to extend and limit participation in a manner consistent with the requirements of
Section 423 of the Code.

  1.4 Rule 16b-3 Compliance. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.

                                  ARTICLE II

                                  DEFINITIONS

  As used herein, the following words and phrases shall have the meanings specified below:

  2.1 Board of Directors. The Board of Directors of SCP Pool Corporation.

  2.2 Closing Market Price. The last sale price of the stock as reported in the Nasdaq National Market System on the date specified; or if no sales occurred on such day, at the mean between the closing "bid" and "asked" prices on such day; but if there should be any material alteration in the present system of reporting sales prices of such Stock, or if such Stock should no longer be listed on the Nasdaq National Market System, the market value of the Stock as of a particular date shall be determined in such a method as shall be specified by the Plan Administrator.

  2.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

  2.4 Commencement Date. The first day of each Plan Period (January 1 and July
1). The first Commencement Date shall be July 1, 1998.

  2.5 Contribution Account. The account established on behalf of the Participant to which shall be credited the amount of the Participant's contributions pursuant to Article V.

  2.6 Effective Date. July 1, 1998.

  2.7 Employee. Each Employee (within the meaning of Code (S)423(b)(1)) of the Employer except:

    (a) any employee whose customary employment is less than one thousand (1,000) hours per year, or
    (b) any employee who has been employed by an Employer for less than twelve (12) consecutive months.

  2.8 Employer. SCP Pool Corporation and any corporation which is a Subsidiary of the Company (except for a Subsidiary which by resolutions of the Board of Directors is expressly not authorized to become a participating Employer). The term "Employer" shall include any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred, provided such corporation does not affirmatively disavow this Plan.

  2.9 Five-Percent Shareholder. An Employee who owns five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary thereof. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, as well as stock attributed to the Employee under Section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but shares of stock which may be issued under options shall not be counted in the total of outstanding shares in the denominator (except for shares attributable to outstanding stock options of the Employee in question, which shall be counted in the denominator).

  2.10 Nasdaq. The National Association of Securities Dealers Automated Quotation System.

  2.11 Participant. Any Employee of an Employer who has met the conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

  2.12 Plan. SCP Pool Corporation Employee Stock Purchase Plan.

  2.13 Plan Administrator. The committee composed of one or more individuals to whom authority is delegated by the Board of Directors to administer the Plan. The initial committee shall be the Compensation Committee of the Board of Directors.

  2.14 Plan Period. Successive periods of six (6) months (i) commencing on January 1 and ending on June 30 and (ii) commencing on July 1 and ending on December 31.

  2.15 Purchase Date. For the January 1 through June 30 Plan Period, the following July 1, and for the July 1 to December 31 Plan Period, the following January 2, and if any such date is not a regular business day, the first business day following such January 2 or July 1.

  2.16 Purchase Price. The price per share of the Stock to be charged to Participants at the Purchase Date, as determined in Section 6.2.

  2.17 Statutory Insider. Any individual subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, and any other person so designated by resolution of the Board of Directors.

  2.18 Stock. Those shares of Common Stock of the Company, par value $.001 per share, which are reserved for issuance under the terms of this Plan.

  2.19 Stock Account. The account established on behalf of the Participant to which shall be credited the shares of Stock purchased with each Participant's contributions pursuant to Article VI.

  2.20 Subsidiary. Any corporation in an unbroken chain of corporations beginning with the Company each of which (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE III

                             SHAREHOLDER APPROVAL

  3.1 Condition Precedent. No purchases under the Plan shall be made without approval of the Plan by the shareholders of the Company. In the event the shareholders of the Company shall not approve the Plan, all rights and obligations hereunder shall be void ab initio.

  3.2 Shareholder Approval Required for Certain Amendments. Without the approval of the shareholders of the Company, no amendment to this Plan shall:

    (a) increase the number of shares reserved under the Plan, other than as provided in Section 10.3.

    (b) materially increase the benefits accruing to the Statutory Insiders under the Plan;

    (c) change the method of determining the Purchase Price pursuant to
  Section 6.2 so that the Purchase Price is reduced for Statutory Insiders, other than as provided in Section 10.3; or

    (d) make participation in the Plan available to any person who is not an Employee.

  Approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of the Company and with Delaware law prescribing the method and degree of shareholder approval required for reservation and issuance of corporate stock.

                                  ARTICLE IV

                         ELIGIBILITY AND PARTICIPATION

  4.1 Conditions of Eligibility. Each Employee shall become eligible to become a Participant on the Commencement Date for each Plan Period if such Employee
(i) has been employed by the Employer for a continuous period of at least twelve (12) months prior to the Commencement Date and (ii) regularly works at least 1,000 hours during the calendar year. No Employee who is a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be able to purchase Stock under the Plan.

  4.2 Application for Participation. Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, he or she shall complete such form and file it with his or her Employer no later than five (5) business days prior to the Commencement Date for the Plan Period for which the Employee is enrolling. The completed enrollment form shall indicate the amount of Employee contribution authorized by the Employee. A participating Employee will be deemed to have authorized the same payroll deduction for each subsequent payroll period provided that he or she is eligible to participate during each subsequent payroll period. A participating Employee may increase or decrease his or her payroll deduction as of the first day of the first full payroll period of any Plan period by filing the required form, in the time and manner prescribed by the Plan Administrator. Except as provided in Section 5.4, if any Employee does not elect to participate for any given Plan Period, such Employee may elect to participate on any future Commencement Date so long as he or she continues to meet the eligibility requirements.

  4.3 Date of Participation. All Employees who elect to participate shall be enrolled in the Plan commencing with the first pay date after the Commencement Date following their submission of the enrollment form. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments whenever made.

  4.4 Acquisition or Creation of Subsidiary. If the stock of a corporation is acquired by the Company or another Employer so that the acquired corporation becomes a Subsidiary, or if a Subsidiary is created, the Subsidiary in either case shall automatically become an Employer and its Employees shall become eligible to participate in the Plan on the first Commencement Date after the acquisition or creation of the Subsidiary, as the case may be. In the case of an acquisition, credit shall be given to Employees of the acquired Subsidiary for service with such corporation prior to the acquisition for purposes of satisfying the requirement of Section 4.1 of twelve (12) months continuous employment. Notwithstanding the foregoing, the Board of Directors may by appropriate resolutions (i) provide that the acquired or newly created Subsidiary shall not be a participating Employer, (ii) specify that the acquired or newly created Subsidiary will become a participating Employer on a date other than the first Commencement Date after the acquisition or creation, or (iii) attach any conditions whatsoever (including denial of credit for prior service) to eligibility of the employees of the acquired or newly created Subsidiary.

                                   ARTICLE V

                            CONTRIBUTION TO ACCOUNT

  5.1 Employee Contributions. The Plan Administrator will cause to be established a Contribution Account and a Stock Account for each Participant under the Plan for bookkeeping purposes. The enrollment form signed by each Participant shall authorize the Employer to deduct from the Participant's compensation an after-tax amount in an exact number of dollars during each payroll period amounting to not less than twenty-five dollars ($25.00) for each payroll period (the "payroll deduction"). The payroll deduction shall be credited to the Participant's Contribution Account. Participant contributions will not be permitted to commence at any time during the Plan Period other than on a Commencement Date. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account.

  5.2 Modification of Contribution Rate. No change shall be permitted in a Participant's amount of withholding except upon a Commencement Date. An enrollment form designating the desired withholding rate must be filed for each Plan Period no later than five (5) business days prior to the Commencement Date for that Plan Period. Notwithstanding the foregoing, a Participant may notify the Employer at any time prior to the Purchase Date that such Participant wishes to discontinue his or her contributions. This notice shall be in writing and on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than thirty
(30) days following its receipt by the Employer. The Participant shall become eligible to recommence contributions on the next Commencement Date, subject to a special rule for Statutory Insiders provided in Section 5.4.

  5.3 Withdrawal of Contributions. A Participant may elect to withdraw the balance of his or her Contribution Account at any time during the Plan Period prior to the Purchase Date. This election to withdraw must be in writing on such forms as may be provided by the Employer. If contributions are withdrawn in this manner, further contributions during that Plan Period will be discontinued in the manner provided in Section 5.2. and the Participant will not be permitted to make any lump sum contributions pursuant to Section 5.5 for the remainder of that Plan Period. The Participant shall become eligible to recommence contributions on the next Commencement Date, subject to a special rule for Statutory Insiders provided in Section 5.4.

  5.4 Suspension for Statutory Insider. If a Statutory Insider discontinues contributions hereunder during an Plan Period, whether or not such Statutory Insider withdraws the balance of his or her Contribution Account, such person shall not become eligible to recommence contributions until the first Commencement Date occurring after the date which is six months subsequent to the later of the date of discontinuance of contributions or (if applicable) the date of withdrawal of the balance in such Statutory Insider's Contribution Account.

  5.5 Lump Sum Contribution. Subject to the limitation described in Section 5.6, a Participant who has not discontinued his or her contributions during the July 1 to December 31 Plan Period pursuant to Section 5.2 or elected to withdraw his or her contributions during such Plan Period pursuant to Section
5.3 may make a lump sum contribution between December 15 and December 30. The lump sum contribution shall be paid by check by the Participant and shall be credited to the Participant's Contribution Account.

  5.6 Limitation on Contributions. A Participant shall be allocated the number of shares of Stock which may be purchased with such Participant's contributions; provided, that a Participant may purchase no more than 1,000 shares of Stock in any calendar year under this Plan (including both contributions by payroll deduction during the two Plan Periods pursuant to
Section 5.1 and lump sum contributions pursuant to Section 5.5). In the case of any partial calendar year in which the Plan is in effect, a Participant shall purchase no more than the number of shares of Stock equal to (i) the number of full or partial Plan Periods in such year in which the Plan is in effect, multiplied by (ii) 500 shares of Stock). If a Participant's total contributions should exceed this limit, the excess shall be returned to the Participant after the end of the Plan Period, without interest. Notwithstanding the foregoing, no right to purchase shares of Stock under this Plan shall permit a Participant to purchase shares of

Stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company at a rate which in aggregate exceeds $25,000 of fair market value of such Stock (determined at the time the right is granted) for each calendar year in which the right is outstanding at any time.

                                  ARTICLE VI

                        PURCHASE AND ISSUANCE OF STOCK

  6.1 Reserved Shares of Stock. The Company shall reserve six hundred thousand (600,000) shares of Stock for issuance upon purchase under this Plan.

  6.2 Determination of Purchase Price. The Purchase Price for Stock issued under this Plan for any Plan Period shall be the lesser of

    (a) eighty-five percent (85%) of the Closing Market Price of the Stock on the trading day immediately preceding the Purchase Date, or

    (b) eighty-five percent (85%) of the average of the Closing Market Price of the Stock on the Commencement Date and the Closing Market Price of the Stock on the trading day immediately preceding the Purchase Date.

  6.3 Purchase of Stock. On a Purchase Date, the Contribution Account of each Participant shall be used to purchase the maximum number of whole shares of Stock determined by dividing the Purchase Price into the balance of the Participant's Contribution Account. Purchased shares of Stock shall be allocated to each Participant's Stock Account. Any money remaining in a Participant's Contribution Account representing a fractional share shall remain in such Participant's Contribution Account to be used in the next Plan Period along with new contributions in the next Plan Period; provided, however, that if the Participant does not enroll for the next Plan Period, the balance remaining shall be returned to the Participant in cash. Shares of Stock allocated to each Participant's Share Account shall remain uncertificated until such Participant requests the issuance of stock certificates through the procedure set forth under Section 8.1 hereto.

  6.4 Pro-Rata Reduction of Stock. If the total number of shares of Stock to be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining authorized for issuance under Section 6.1 (subject to adjustment upon the occurrence of an event described in Section 10.3), a pro-rata allocation of the shares of Stock available for issuance will be made among Participants in proportion to their respective Contribution Account balances on the Purchase Date, and any money remaining in the Contribution Accounts shall be returned to the Participants.

  6.5 State Securities Laws. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue shares of Stock to any Participant if to do so would violate any state securities law applicable to the sale of Stock to any Participant. In the event that the Company refrains from issuing shares of Stock to any Participant in reliance on this Section, the Company shall return to such Participant the amount in such Participant's Contribution Account that would otherwise have been applied to the purchase of Stock.

                                  ARTICLE VII

                         TERMINATION OF PARTICIPATION

  7.1 Termination of Employment. Any Employee whose employment with the Employer is terminated for any reason except death, disability or retirement at or after age 65 shall cease being a Participant immediately. The balance of that Participant's Contribution Account shall be paid to such Participant as soon as practical after such Participant's termination.

  7.2 Death. If a Participant should die while employed by the Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative of the deceased Participant may elect to withdraw the balance in said Participant's Contribution Account by notifying the Employer in writing prior to the Purchase Date next occurring after the death of the Participant. In the event no election to withdraw is made on or before the Purchase Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.3. Any money remaining which is insufficient to purchase a whole share shall be paid to the legal representative. Shares purchased pursuant to this Section 7.2 may not qualify for favorable tax treatment under Code (S)423.

  7.3 Retirement. If a Participant should retire from the employment of Employer at or after attaining age 65, no further contributions on behalf of the retired Participant shall be made. The Participant may elect to withdraw the balance in such Participant's Contribution Account by notifying the Employer in writing prior to the Purchase Date next occurring after the date such Participant retired. In the event no election to withdraw is made on or before the Purchase Date, the balance accumulated in the retired Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.3 and any money remaining which is insufficient to purchase a whole share shall be paid to the retired Participant. Shares purchased pursuant to this Section 7.3 may not qualify for favorable tax treatment under Code (S)423.

  7.4 Disability. If a Participant should terminate employment with the Employer on account of disability, as determined by reference to the definition of "disability" in the SCP Pool Corporation Savings and Retirement Fund policy, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in such Participant's Contribution Account by notifying the Employer in writing prior to the Purchase Date next occurring after the Participant became disabled. In the event no election to withdraw is made on or before the Purchase Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.3, and any money remaining which is insufficient to purchase a whole share shall be paid to the disabled Participant.

                                 ARTICLE VIII

                              OWNERSHIP OF STOCK

  8.1 Issuance of Stock Certificates. Stock certificates for the number of whole shares of Stock in each Participant's Stock Account may be issued to Participants only upon the receipt by the Plan Administrator (or its agent) of a Participant's written request indicating the number of shares of Stock (to a maximum of the number of shares of Stock in the Participant's Stock Account) for which the Participant wishes to receive certificates. Such request shall be made on a form at the time prescribed by the Plan Administrator and filed with the Plan Administrator (or its agent). Share certificates may be issued, at the request of the Participant, in the name of the Participant, jointly in the name of the Participant and a member of the Participant's family, or to the Participant as custodian for the Participant's child under the Gift to Minors Act. Share certificates shall be issued to the Participant as soon as practicable after receipt of Participant's request. In addition to any restrictions on transfer set forth in Section 8.3, no person shall have any right to sell, assign, mortgage, pledge, hypothecate or otherwise encumber any uncertificated shares of Stock allocated to a Participant's Stock Account.

  8.2 Notice to Company Upon Sales of Stock Within Two Years of Purchase. If a Participant (or former Participant) sells or otherwise disposes of any shares of Stock obtained under this Plan prior to two (2) years after the Purchase Date, such Participant must notify the Employer immediately in writing concerning such disposition.

  8.3 Transfer Restrictions. No Participant shall sell, assign or otherwise transfer any shares of Stock acquired on any Purchase Date for a period of six months following such Purchase Date without the consent of the Plan Administrator. The Plan Administrator may, in its sole discretion, discontinue any Participant's participation in the Plan for any period of time upon the occurrence of any such sale or transfer.

  8.4 Cash Dividends, Stock Splits and Distributions.

  a. Cash Dividends. Cash dividends attributable to shares of Stock allocated to Participants' Stock Accounts as of the record date for which such cash dividends are declared will be credited to Participants' Contribution Accounts as of the dividend payment date and applied to Stock purchases and allocations on the next Purchase Date in accordance with the methods set forth in Articles V and VI hereof.

  b. Stock Distributions and Stock Splits. Stock distributions and Stock splits attributable to Stock allocated to Participants' Stock Accounts as of the Purchase Date or the Stock split effective date will be credited directly to Participants' Stock Accounts as of the record date and the effective date, respectively, of such Stock distributions and such Stock splits. Any cash payments by the Company made with respect to fractional shares of Stock created by Stock splits shall be credited to Participants' Contribution Accounts as of the effective date of any such stock split.

  c. Stock Rights and Warrants. The Company may, from time to time, in the exercise of its sole discretion, declare Stock rights or warrants with respect to shares of Stock. Following and as of the record date for determining those shareholders of record entitled to receive Stock rights or warrants with respect to their shares of Stock, the Company shall issue, and the Plan Administrator shall allocate, such Stock rights and/or warrants directly to the appropriate Participants as though the shares of Stock allocated to the account of each such Participant were held of record by such Participant. Certificates representing such Stock rights or warrants, if any such certificates have been authorized by the Board of Directors of the Company, may be issued to Participants pursuant to the procedures set forth in Section
8.1 of this Plan.

  8.5 Voting Rights. Holders of Stock have the right to vote on matters affecting the Company. If one of these matters is submitted to the shareholders for a vote, then following the record date for any shareholder meeting at which such vote is to occur, the Plan Administrator shall advise the Company of the number of Participants for whom Stock is held in Stock Accounts on such record date, and the Company shall furnish the Plan Administrator (or its agent) with sufficient sets of its proxy soliciting materials to deliver one set to each such Participant. The Plan Administrator shall thereupon forward one set to each Participant for whom allocated Stock is being held and request voting instructions. Upon receipt of voting instructions, the Plan Administrator shall vote the Stock as instructed. The Plan Administrator shall not vote any Stock allocated to a Participant's Stock Account unless voting instructions have been received from the Participant.

  8.6 Records and Reports to Participants. The Plan Administrator shall cause to be maintained true and accurate books of account, and a record of all transactions under the Plan, and such accounts, books and records relating thereto shall be open to inspection and audit by such person or persons designated by the Company. At least annually, but in all cases on or before March 31 of each year, the Plan Administrator shall file with the Chief Financial Officer of the Company a written report setting forth all receipts and disbursements and other transactions effected on behalf of the Plan during the last preceding Plan year, including a description of all Stock purchased together with the cost of all such Stock. Such report shall also disclose any liabilities of the Plan and shall show, as of the close of the Plan year, the value of each active Contribution Account and Stock Account of each Participant together with the record of Stock certificates delivered to each of the Participants during such Plan year. The Plan Administrator shall have the right to maintain one or more bank accounts for funds contributed to the Plan, and to make deposits in and withdrawals therefrom in connection with its administration of the Plan.

  An annual report shall be rendered to each Participant in the Plan annually within 90 days after the close of the Plan year, showing for the Plan year just ended: (i) the amounts of Employee payroll deductions made for each Participant; (ii) the amounts of cash dividends credited to such Participant's Contribution Account; (iii) the number of shares of Stock acquired for such Participant's Stock Account (including the amounts of Stock distributions or Stock splits so allocated or credited); (iv) the cost to the Participant per share of Stock purchased for such Participant; (v) the number of shares, if any, for which certificates were delivered to such Participant; and (vi) the beginning and ending balances in the Participant's Stock Account and Contribution Account.

                                  ARTICLE IX

                         ADMINISTRATION AND AMENDMENT

  9.1 Administration. The Plan Administrator shall (i) administer the Plan and keep records of the Stock Account and Contribution Account balances of each Participant, (ii) interpret the Plan, and (iii) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Purchase Price, and all other matters of administration. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers or other Employees who are Participants.) The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. Any rules, regulations, or procedure that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.

  9.2 Amendment. The Board of Directors of the Company may at any time amend the Plan in any respect, including termination of the Plan, without notice to Participants. If the Plan is terminated, the balance in each Participant's Contribution Account shall be paid to that Participant. Notwithstanding the foregoing, no amendment of the Plan as described in Section 3.2 shall become effective until and unless such amendment is approved by the shareholders of the Company.

                                   ARTICLE X

                                 MISCELLANEOUS

  10.1 Expenses. The Employer will pay all expenses of administering the Plan that may arise in connection with the Plan. No expenses attributable to a Participant's sale of Stock, however, will be borne by the Employer.

  10.2 No Contract of Employment. Nothing in this Plan shall be construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

  10.3 Adjustment Upon Changes in Stock. The aggregate number of shares of Stock reserved for purchase under the Plan as provided in Section 6.1, and the calculation of the Purchase Price as provided in Section 6.2, shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 10.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall disregarded and the number of shares available under the Plan shall be the next lower number of shares, rounding all fractions downward.

  10.4 Employer's Rights. The rights and powers of any Employer shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments. reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

  10.5 Limit on Liability. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Company or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of any and all rights and claims against the Company, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or other wise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this Plan; provided, however, no waiver shall occur, solely by reason of this
Section 10.5, of any right which is not susceptible to advance waiver under applicable law.

  10.6 Gender and Number. For the purposes of the Plan, unless the contrary is clearly indicated. the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

  10.7 Governing Law. The validity, construction, interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be governed exclusively by and in accordance with the laws of the State of Delaware, except that the Plan shall be construed to the maximum extent possible to comply with Section 423 of the Code and the Treasury regulations promulgated thereunder.

  10.8 Headings. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

  10.9 Severability. If any provision of this Plan is held by a court to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

                             SCP POOL CORPORATION
                            109 Northpark Boulevard
                        Covington, Louisiana 70433-5001

                                     PROXY

                      Solicited by the Board of Directors

  The undersigned hereby appoints Wilson B. Sexton and Craig K. Hubbard, and each of them, proxies, with power of substitution and revocation, acting together or, if only one is present and voting, then that one, to vote the stock of SCP Pool Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 13, 1998 and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as designated herein and authorizes the proxies to vote in accordance with the recommendations of the Company's management upon such other business as may properly come before the Annual Meeting of Stockholders.

1.    Election of Directors
      Nominees: Wilson B. Sexton, Frank J. St. Romain, Andrew W. Code, Peter M. Gotsch, Dominick DeMichele and Robert C. Sledd

          (Continued and to be signed and dated on the reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

1.    ELECTION OF DIRECTORS (See Reverse)

  [_] FOR                                                 [_] WITHHELD

For, except vote withheld from the following nominee(s):

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2.  PROPOSAL TO ADOPT THE RESTATED CERTIFICATE OF INCORPORATION OF SCP POOL
    CORPORATION:
           [_] FOR       [_] AGAINST       [_] ABSTAIN

3.  PROPOSAL TO ADOPT THE SCP POOL CORPORATION 1998 STOCK OPTION PLAN:
           [_] FOR       [_] AGAINST       [_] ABSTAIN

4.  PROPOSAL TO ADOPT THE SCP POOL CORPORATION EMPLOYEE STOCK PURCHASE PLAN:
           [_] FOR       [_] AGAINST       [_] ABSTAIN

5.  PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
    ACCOUNTANTS:
           [_] FOR       [_] AGAINST       [_] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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                     SIGNATURE(S)                               DATE


  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.